BUTTERFIELD CENTER LEASE AGREEMENT

                                 FIRST AMENDMENT

                                  (PAGE 1 OF 2)

      THIS AMENDMENT, made and entered into this 4TH day of MARCH , 2004, by and between BUTTERFIELD CENTER LIMITED PARTNERSHIP, an Arizona limited partnership, hereinafter referred to as "Landlord", and CDEX, INC. hereinafter referred to as "Tenant".

                                   WITNESSETH:

      WHEREAS, the parties hereto have entered into that certain lease dated March 4 , 2004 (the "Lease"), for those certain premises located at 4565 S. Palo Verde, Suite 213 , City of Tucson, County of Pima, State of Arizona; and,

      WHEREAS, the parties hereto now desire to amend, modify or change certain portions of said Lease;

      NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties do hereby agree as follows, to wit:

      1. PREMISES. Beginning May 1, 2004 the leased Premises shall become the approximately 3,648 square feet known as 4555 S. Palo Verde Road, Suites 107/123/125, Tucson, Arizona.

            Tenant's Proportionate Share of Operating Costs, Utility Costs and Taxes shall be 4.66%.

            Although the new leased Premises may be available for earlier occupancy, Tenant shall be obligated to pay Rent only for the premises known as 4565 S. Palo Verde Road, Suite 213 through April 30, 2004. Thereafter, the obligations for Suite 213 under the Lease shall terminate subject to Article 11.2(c) therein.

      2.    TERM. The Term of the Lease shall be extended through April 30,
            2009.

      3. RENT. The Monthly Base Rent beginning May 1, 2004 shall be $583.68 plus applicable Operating Costs, Utility Costs and Taxes, currently $875.52, for a total of $1,459.20 per month.

            The Monthly Base Rent beginning November 1, 2004 shall be $1,969.92 plus applicable Operating Costs, Utility Costs and Taxes, currently $875.52, for a total of $2,845.44 per month.

            Thereafter, the Monthly Base Rent shall increase by three percent (3%) annually on November 9th through the remainder of the Term.

      4. CANCELLATION: Provided Tenant has fully and faithfully performed its covenants and obligations under the Lease and is not in default, Tenant may terminate the Lease as follows:

            a. Tenant may terminate the Lease between May 1, 2006 and April 30, 2007 with 180 days prior written notice to Landlord and payment of a termination fee to Landlord equal to five (5) months Rent (Monthly Base Rent plus Operating Costs, Utility Costs and Taxes in effect at the time of termination).

            b. Tenant may terminate the Lease between May 1, 2007 and April 30, 2008 with 120 days prior written notice to Landlord and payment of a termination fee to Landlord equal to four (4) months Rent (Monthly Base Rent plus Operating Costs, Utility Costs and Taxes in effect at the time of termination).

            c. Tenant may terminate the Lease between May 1, 2008 and April 30, 2009 with 120 days prior written notice to Landlord and payment of a termination fee to Landlord equal to two (2) months Rent (Monthly Base Rent plus Operating Costs, Utility Costs and Taxes in effect at the time of termination).

      5. IMPROVEMENTS: Prior to May 1, 2004, Landlord shall deliver to Tenant the new leased Premises in clean and good operating condition including all electric, plumbing, HVAC and fixtures. Landlord shall also improve the Premises [stricken text] according to the attached space plan B-3(c) and described as follows:

            a. Remove and build walls, and add doors as necessary to enlarge the two front offices and create a storage and computer room.

            b.    Replace counter and sink in lab room.

            c. Prepare vent to roof for installation of laminar flow hood in lab room.

            d.    Re-paint Premises throughout.

            e. Install new building standard carpet, VCT, and sheet vinyl (lab room) in the locations, style and color of Tenant's choice.

[initials]  f.    Install window film or bulk windows to "black-out" windows.
                  [handwritten insert]

[initials]  g.    Ensure adequate phone and network lines and jacks throughout
                  Premises. [handwritten insert]

                                                      [ Initials ]  [ Initials ]
                                                        Landlord       Tenant

                       BUTTERFIELD CENTER LEASE AGREEMENT

                                 FIRST AMENDMENT

                                  (PAGE 2 OF 2)

      6. RIGHT OF FIRST REFUSAL. Provided Tenant has fully and faithfully performed its obligations under the Lease, Tenant shall have the right of first refusal to lease the approximately 972 square feet known as 4555 S. Palo Verde Road, Suite 105, which shall be offered at the same Rent per square foot, terms and conditions as contained in the Lease. Tenant shall notify Landlord in writing of its intention to exercise its right within thirty (30) business days of receiving notice from Landlord of the opportunity to exercise such right.

      7. RELOCATION ALLOWANCE: Landlord shall provide Tenant a check for $16,245.00 upon Tenant's occupancy in the new leased Premises.

Except as specifically stated herein, in all other respects all other terms and conditions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

"LANDLORD"                                                  "TENANT"

BUTTERFIELD CENTER LIMITED PARTNERSHIP                      CDEX, Inc.

By: Butterfield Center, Inc., Its General Partner           By: MALCOLM PHILIPS
                                                                ---------------


By: /S/ [SIGNATURE ILLEGIBLE]                                   Its: CEO
    ----------------------------------------------              ---------------
            , President

                                                        [ Initials ]  [Initials]
                                                          Landlord      Tenant

                        BUTTERFIELD CENTER LEASE AGREEMNT
                                TABLE OF CONTENTS

                LANDLORD: BUTTERFIELD CENTER LIMITED PARTNERSHIP
                          --------------------------------------

                TENANT:   DVNAMIC MANAGEMENT RESOLUTIONS, LLC
                        ----------------------------------------

                PROJECT:  BUTTERFIELD CENTER
                         ---------------------------------------

ARTICLE l: PARTIES

            1       Parties............................................... 1

ARTICLE 2: PREMISES

            2       Parties............................................... 1

ARTICLE 3: TERM

            3.1     Term.................................................. 1
            3.2     Failure to Give Possession............................ 1
            3.3     Holding Over.......................................... 1
            3.4     Surrender of Premises................................. 1

ARTICLE 4: USE

            4.1     Use................................................... 1-2
            4.2     Covenant to Operate................................... 2
            4.3     Abandonment........................................... 1
            4.4     Compliance With Law................................... 2
            4.5     Rules and Regulations................................. 2
            4.6     Condition of Premises................................. 2

ARTICLE 5: RENT

            5.1     Base Rent............................................. 2
            5.2     Additional............................................ 2
            5.3     Rent.................................................. 2
            5.4     Rent Adjustment....................................... 2
            5.5     Rent Paid in Lawful Money of the
                    United States of America.............................. 2
            5.6     Time, Manner, Place for Rent Payment.................. 2-3
            5.7     Rental Tax............................................ 3
            5.8     Charge for Past Due Obligations....................... 3

ARTICLE 6: SECURITY

            6.1     Security Deposit ..................................... 3
            6.2     Additional Security  ................................. 3

ARTICLE 7: OPERATING COSTS, UTILITY COSTS AND REAL ESTATE TAXES

            7.1     Tenant's Share........................................ 3
            7.2     Annual Statements                                      3
            7.3     Partial Year Proration................................ 3
            7.4     Operating Costs....................................... 4
            7.5     Utilities............................................. 4
            7.6     Taxes................................................. 4
            7.7     Record Keeping........................................ 4-5

ARTICLE 8: INSURANCE; INDEMNITY

            8.1     Liability Insurance................................... 5
            8.2     Property Insurance.................................... 5
            8.3     Tenant's Use Limited By Insurance ,................... 5
            8.4     Mutual Waiver of Subrogation.......................... 5
            8.5     Tenant's Responsibility............................... 5
            8.6     Insurance Policies.................................... 5
            8.7     Indemnity

ARTICLE 9: TAXES

            9.1     Landlord's Obligation for Real Property Taxes......... 5
            9.2     Tenant's Obligation for Taxes......................... 5-6

ARTICLE 10: UTILITIES

            10.1    Tenant's Obligation for Utilities..................... 6
            10.2    Telecommunications Carrier's Access................... 6

ARTICLE 11: MAINTENANCE, REPAIRS, AND ALTERATIONS

            11.1    Landlord's Obligations ,.............................. 6
            11.2    Tenant's Obligations.................................. 6-7
            11.3    Life-Safety Systems .................................. 7
            11.4    Hazardous Substances ................................. 7
            11.5    Alterations and Additions ............................ 7-8

ARTICLE 12: DAMAGE OR DESTRUCTION

            12.1    Partial Damage - Fully Insured ....................... 8
            12.2    Partial Damage - Not fully Insured ................... 8
            12.3    Total Destruction .................................... 8
            12.4    Damage Near End of Term............................... 8
            12.5    Abatement of Rent; Tenant's Remedies.................. 8
            12.6    Termination - Advance Payments........................ 8

ARTICLE 13: ASSIGNMENT AND SUBLETTING

            13.1    Consent Required...................................... 8
            13.2    Requests for Approval................................. 8
            13.3    Continued Responsibility ............................. 8
            13.4    Recapture Option ..................................... 9
            13.5    Direct Lease.......................................... 9
            13.6    Shared Proceeds....................................... 9
            13.7    Limitations........................................... 9
            13.8    No Waiver............................................. 9
            13.9    Transfer By Landlord.................................. 9
            13.10   Attorney's Fees....................................... 9

ARTICLE 14: DEFAULTS; REMEDIES

            14.1    Defaults.............................................. 9
            14.2    Remedies.............................................. 9-10
            14.3    Default By Landlord................................... 10

ARTICLE 15: PARKING

            15      Parking............................................... 10

ARTICLE 16: CONDEMNATION

            16      Condemnation.......................................... 10

ARTICLE 17: RELOCATION

            17      Relocation............................................ 10

ARTICLE 18: GENERAL PROVISIONS

            18.1    Landlord's Liability.................................. 10-11
            18.2    Estoppel Certificate.................................. 11
            18.3    Subordination......................................... 11
            18.4    Notice to Mortgagee................................... 11
            18.5    Severability and Captions............................. 11
            18.6    Time of Essence....................................... 11
            18.7    Notices............................................... 11
            18.8    Termination, No Waiver, No Oral Change................ 11-12
            18.9    Recording............................................. 12
            18.10   Cumulative Remedies................................... 12
            18.11   Covenants and Conditions.............................. 12
            18.12   Binding Effect; Choice of Law......................... 12
            18.13   Attorney's Fees....................................... 12
            18.14   Landlord's Access..................................... 12
            18.15   Signs and Auctions.................................... 12
            18.16   Merger................................................ 12
            18.17   Corporate Authority................................... 12
            18.18   Rentable Area......................................... 12
            18.19   Consent............................................... 12
            18.20   Legal Proceedings..................................... 12
            18.21   Inability to Perform.................................. 13
            18.22   Counterparts.......................................... 13
            18.23   Commissions........................................... 13
            18.24   Incorporation of Prior Agreements; Amendments......... 13

ARTICLE 19 LANDLORD RELIANCE ON TENANT RELATED INFORMATION

            19      Landlord Reliance on Tenant Related Information....... 13

ARTICLE 20 NON-DISCLOSURE

            20      Non-Disclosure........................................ 13

EXHIBITS:

Exhibit A: Lease Provisions/Guaranty
Exhibit B: Table of Contents of Exhibit B
        B-1: Project Legal Description, Site Plan, Premises

           B-3: Improvement Standards
           B-3(a): Improvement Standards
           B-3(b): Space Plan

                            BUTTERFIELD CENTER LEASE

ARTICLE 1: PARTIES

      1. PARTIES. This Lease is made by and between the Landlord and Tenant described on the attached Exhibit A. All exhibits referred to in this Lease are incorporated into this Lease and shall be deemed to be a part of the Lease.

ARTICLE 2: PREMISES

      2. PREMISES. Landlord hereby leases to Tenant that certain real property described on Exhibit A and on Exhibit B (the "Premises") for the term, at the rental, and upon all the conditions set forth in this Lease. In the event that Landlord or Tenant shall have an obligation to alter, remodel or improve the Premises, Exhibit B shall set forth the exact extent and nature of such obligation. The Premises are part of the real estate project described on Exhibit B (the "Project").

ARTICLE 3: TERM

      3.1 TERM. The term of this Lease and Tenant's obligation to pay Rent ("Rent" is defined in Section 5.3 of this Lease) and other charges due hereunder shall commence on the "Commencement Date" as set forth on Exhibit A, except:

      (a) Where Landlord is to improve the Premises for Tenant's Work, the Commencement Date shall be the earlier of the following dates:

            (i) The date which is the earlier of that determined by the provisions of Section 5 ("Rental Commencement Date") of Exhibit B-2(a) or fifteen (15) days after Landlord notifies Tenant in writing that the improvements to be provided by Landlord to Tenant as set forth in Exhibit B have been substantially completed, or

            (ii)  The date on which Tenant shall open the Premises for business.

      (b) Where Tenant is to improve the Premises for itself, the Commencement Date shall be the date set forth in Section 3 ("Rental Commencement Date") of Exhibit B-2(a).

            A Commencement Date Memorandum shall set forth the Commencement Date of the Lease, as determined according to the provisions hereof.

      Should such Commencement Date not occur on the first day of a calendar month, the term shall begin on the first day of the next succeeding calendar month. In that event, Tenant shall pay Rent for the fractional month on a per diem basis: (calculated on the basis of a thirty [30] day month) until the first day of the calendar month when the term commences and thereafter Rent shall be paid as provided herein, For purposes of this Lease, the term month means calendar month.

      3.2 FAILURE TO GIVE POSSESSION. If Landlord shall be unable to give possession of Premises on the date of the commencement of the term hereof by reason of the fact that Premises are located in a portion of the Project being constructed and which has not been sufficiently completed to make Premises ready for occupancy or by reason of the fact that a certificate of occupancy has not been procured or for any other reason, or if the Project is not in course of construction and Landlord is unable to give possession of Premises on the date of the commencement of the term hereof by reason of the holding over of any tenant or tenants or for any other reason, or if repairs, alterations, improvements or decorations of Premises or of the Project or any of the areas used in connection with the operation of the Project are not completed, any such delay resulting therefrom shall be deemed excused and Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances, the Rent reserved and covenanted to be paid herein shall not commence until possession of Premises is given or Premises is available for occupancy by Tenant, unless such delay is the fault of Tenant. No such failure to give possession on the date of the commencement of the term shall in any way affect or impair the validity of this Lease or the obligations of Tenant hereunder, nor shall the same be construed in any way to extend the term of this Lease. If permission is given to Tenant to enter into the possession of Premises or to occupy premises other than Premises prior to the date specified as the commencement of the term of this Lease, such occupancy shall be deemed to be under all the terms, covenants, conditions, provisions and agreements of this Lease including, without limitation, Tenant hereby agreeing to pay Rent at the same rate as though the term of this Lease had commenced. In the event the Premises are to be delivered in stages, then this provision shall apply to each stage separately.

      3.3 HOLDING OVER. Tenant shall vacate the Premises upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages incurred by Landlord from any delay by
Tenant in vacating the Premises. If Tenant does not vacate the Premises as provided by this Lease, and Landlord consents in writing to the Tenant's holding over, then Tenant's occupancy of the Premises shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy with the exception that the Monthly Base Rent ("Monthly Base Rent" is defined in Section-5.1 of this Lease) shall be increased on a monthly basis by fifty percent (50%) and that Tenant shall provide not less than thirty (30) days written notice prior to terminating its month-to-month tenancy.

      3.4 SURRENDER OF PREMISES. On or before the expiration date of Lease, Tenant and Landlord's representative shall jointly inspect the Premises and create a Termination Checklist of items which Tenant must repair or replace to comply with its obligations under the Lease. In the event that Tenant is unwilling or unavailable to inspect the Premises, Landlord may create the Termination Checklist and deliver it to Tenant. Tenant shall have two (2) days to complete the repair or replacement of items on the Termination Checklist. All items on the Termination Checklist which are not repaired or replaced by Tenant within such two (2) day period shall be repaired or replaced by Landlord and at Landlord's discretion and the cost will be either deducted from the Security Deposit or billed and paid directly by Tenant.

ARTICLE 4: USE

      4.1 USE. The Premises shall be used and occupied only for the purpose stated on Exhibit A (the "Use") and Tenant shall not use or permit the use of the Premises for any other purpose. Tenant shall, prior to the commencement of the conduct of business from the Premises, obtain a certificate of occupancy (the "Certificate of Occupancy") from the appropriate governmental agency having jurisdiction over occupancy of the Premises. Tenant shall keep the Certificate of Occupancy in the Premises at all times and immediately deliver a true copy of the Certificate of Occupancy to Landlord. Tenant shall not at any time use or occupy or permit the use or occupancy of the Premises in violation of: (a)
Section 8.3 of this Lease,  "Tenant's Use Limited By Insurance";  (b) Exhibit C,
"Rules and Regulations"; and (c) Certificates of Occupancy issued for the Project or Premises; and in the event that any department of the City or County in which the Project is located or of the State of Arizona shall hereafter at any time contend or declare that Premises are used for a purpose which is in violation of such Certificate or Certificates of Occupancy, Tenant shall, upon five (5) days notice from Landlord or any governmental agency, immediately discontinue such use of Premises. Failure by Tenant to discontinue such use after such notice shall be considered a default under this Lease and Landlord shall have the right to terminate this Lease immediately, and in addition thereto shall have. the right to exercise any and all rights and privileges and remedies given to Landlord by and pursuant to the provisions of Article 14, "Defaults; Remedies". The statement in this Lease of the nature of the business to be conducted by Tenant in demised Premises shall not be deemed or construed to constitute a representation or guaranty by Landlord that such business is lawful or permissible or will continue to be lawful or permissible under any Certificate of Occupancy issued for the Project or otherwise permitted by law.

      Tenant shall not cut or puncture the roof of the Premises nor go on to the roof of the Premises or the Project nor authorize anyone to cut, puncture or go on the roof of the Premises or Project without the prior written consent of Landlord.

      Landlord reserves to itself the right to use any Common Areas of the Project or to license the use of Common Areas to others under terms and conditions to be determined solely in the discretion of Landlord.

      4.2 COVENANT TO OPERATE. As a material inducement to Landlord to enter into .this Lease, Tenant hereby covenants and agrees to continuously operate during normal business hours a business in the Premises in conformance with the Use. Normal hours as used in this section shall mean the usual business hours of each and every day as is customary for business of like character in the City of Tucson to be open for business. In addition to the foregoing, Landlord and Tenant may enter into a written agreement that specifically sets forth the times and days during which Tenant shall continuously operate its business from the Premises. Tenant's agreement to operate its business from the Premises shall not apply during any period that the Premises should be closed and the business of Tenant temporarily discontinued therein on account of strikes, lockouts or similar courses beyond the reasonable control of Tenant or closed for up to three (3) days out of respect to the memory of any deceased officer or employee of Tenant. Tenant shall keep the Premises adequately stocked with merchandise and with sufficient sales personnel to care for the patronage and to conduct business in accordance with sound business practices.

      4.3 ABANDONMENT. Tenant shall not vacate or abandon the Premises; and if Tenant shall abandon, vacate or surrender the Premises or be dispossessed by process of law or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord. In the event that Landlord shall elect to declare such property abandoned, the title to such property shall pass to Landlord and Landlord may dispose of such property without any obligation to Tenant.

      4.4 COMPLIANCE WITH LAW. Tenant shall, at Tenant's expense, comply with all applicable statutes, ordinances, rules, orders and requirements in effect during the term or any part of the term of this Lease, which shall impose a duty upon Landlord or Tenant with respect to the use, occupancy or alteration of the Premises.

      4.5 RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease as Exhibit C (the "Rules and Regulations") and all reasonable modifications or additions thereto put into effect by Landlord. Landlord shall not be responsible to Tenant for the non-observance of the Rules and Regulations by any other tenant or occupant of the Project. Tenant's obligation to observe and comply with the Rules and Regulations shall not be diminished by the non-observance of the Rules and Regulations by any other tenant or occupant of the Project.

      4.6 CONDITION OF PREMISES. Tenant acknowledges. that neither Landlord nor Landlord's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business. Tenant hereby accepts the Premises in their condition existing as of the date Tenant signed this Lease, subject to: (a) All applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises; (b) All the terms of the Landlord and Tenant Work which may be defined on

Exhibit B and all matters disclosed thereby; and (c) By all exhibits attached hereto.

ARTICLE 5: RENT

      5.1 BASE RENT. The Total Base Rent for the Term of this Lease (subject to the adjustments of Section 5.4) shall be as stated on Exhibit A (the "Total Base Rent"). The Total Base Rent shall be paid to Landlord in monthly installments as set forth on Exhibit A (the "Monthly Base Rent"). Total Base Rent and Monthly Base Rent are sometimes collectively referred to in this Lease as "Base Rent".

      5.2 ADDITIONAL RENT. All amounts payable under this Lease, in addition to the Base Rent, shall be deemed to be additional rent (the "Additional Rent"). Additional Rent shall include, by way of example but not by way of limitation, Late Charges, Rental Tax and reimbursement by Tenant to Landlord for Operating Costs, Utility Costs and Real Estate Taxes as provided for in this Lease,

      5.3 RENT. Base Rent, Monthly Base Rent and Additional Rent are sometimes collectively referred to in this Lease as the "Rent".

      5.4 RENT ADJUSTMENT. The original Monthly Base Rent (as set forth in this Lease Exhibit A) shall be increased during the Term of this Lease and as it may be extended on the first day of each Adjustment Month (as set forth in this Lease Exhibit A) to an amount which is (stricken text) THREE PERCENT (3 %) over the Monthly Base. Rent. in the month immediately preceding the Adjustment Month.

      5.5 RENT PAID IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA.

      (a) All Rent and other sums shall be payable to Landlord at the Landlord's address stated on Exhibit A or to such other persons or at such other places as Landlord may designate in writing..

      (b) Without notice from Landlord, Monthly Base Rent shall be paid in advance'on the first day of the month, for each and every month during the term of this Lease as it may be extended or renewed. Monthly Base Rent for any period during the term hereof which is for less than one (1) month shall be a,pro rata portion of the monthly installment.

      (c) Additional Rent shall be paid in the manner and at the times set forth elsewhere in this Lease.

      5.7 RENTAL TAX. Tenant shall pay to Landlord any and all excise, privilege and other taxes (other than net income and estate taxes) levied or assessed by any federal, state or local authority on the Rent and all other sums received by Landlord hereunder, and Tenant shall bear any business tax imposed upon Landlord by any governmental authority which is based or measured in whole or part by amounts charged or received by Landlord from Tenant. '

      5.8 CHARGE FOR PAST DUE OBLIGATIONS. Landlord has made provisions for paying mortgage payments, utility bills, salaries and other amounts based upon the prompt payment by Tenant of all Rent and other sums when due. Tenant's failure to pay such sums when due shall cause loss and injury to Landlord which shall be difficult to calculate and quantify. Such costs include, but are not limited to, additional overhead and salary expenses related to following up late payments, the inconvenience and cost to Landlord of timely performing its own obligations by obtaining such sums from other sources, and processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Therefore, Landlord and Tenant agree that as liquidated damages, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of all sums due if such sums are not paid by 5:00 p.m. Mountain Standard Time on the date when they are due. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder, Time is of the essence and Landlord shall not be required to provide notice or grace period to Tenant relating to the payments which Tenant is obligated to make pursuant to this Lease.

ARTICLE 6: SECURITY

      6.1 SECURITY DEPOSIT. Tenant shall deposit with Landlord upon execution hereof the sum set forth on Exhibit A as a security deposit for Tenant's faithful performance of Tenant's obligations hereunder (the "Security Deposit"). If the Monthly Base Rent shall from time to time increase during the term of this Lease, Tenant shall deposit with Landlord a sum as an addition to the Security Deposit equal to the amount of the increase. If Tenant fails to pay Monthly Base Rent, Additional Rent or other charges when due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of the Security Deposit for the payment of any Rent or other charge in default, or for the payment of any other sum to which Landlord may become entitled by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord uses or applies all or any portion of the Security Deposit, Tenant shall within ten (10) days after written demand therefore deliver to Landlord an amount sufficient to restore the Security Deposit to the full amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations under this Lease, the Security Deposit, or so much thereof as has not been applied by Landlord, shall be returned without payment of interest to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) within thirty (30) days after the expiration of the term of this Lease.

      6.2 ADDITIONAL SECURITY. To secure all of Tenant's obligations to Landlord hereunder, Tenant hereby grants to Landlord a security interest in all personal property including equipment, furniture, fixtures and inventory used, generated or employed in connection with Tenant's business and located in, on or about the Premises, together with all such personal property hereafter acquired, and all replacements for and proceeds from all or any part of such personal property (the "Collateral"). Tenant hereby gives Landlord Power of Attorney to execute any financing statement or other document necessary or ,appropriate to perfect Landlord's security interest in the Collateral. Upon default by Tenant of any of its obligations arising hereunder, Landlord shall have all the rights and remedies before and after default provided for in the Uniform Commercial Code in force in the State of Arizona as of the date hereof and, in addition thereto, in conjunction therewith or in substitution for those rights and remedies, it is agreed that Landlord may, at its discretion and without notice, enter upon the Premises to take possession of, assemble and collect the Collateral or to render it unusable. Upon default by Tenant, Landlord may, at its discretion, require Tenant to assemble the Collateral and to make it available to Landlord at a place Landlord designates which is mutually convenient; and written notice mailed to Tenant ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice of such a sale of the Collateral.

ARTICLE 7: OPERATING COSTS, UTILITY COSTS AND REAL ESTATE TAXES

      7.1 TENANT'S SHARE. Tenant shall pay to Landlord, as Additional Rent, Tenant's Proportionate Share of: a) Operating Costs (defined below in Section 7.4) for each calendar year; and separately, (b) Utility Costs (defined below in
Section 7.5) for each calendar year; and separately, (c) Taxes (defined below in
Section 7.6) for each calendar year. Tenant's Proportionate Share is set forth on Exhibit A. In this Lease, its Exhibits or Addenda, Operating Costs, Utility Costs and Taxes are sometimes collectively referred to as "CAM."

      7.2 ANNUAL STATEMENTS. From time to time Landlord shall, by written notice, specify: Landlord's estimate of Tenant's separate obligations (under
Section 7.1) for Operating Costs, for Utility Costs and for Taxes. Tenant shall pay one-twelfth (1/12) of the estimated annual obligations on the first day of each calendar month. Within ninety (90) days after the end of each calendar year, Landlord shall provide to Tenant a written summary of the Operating Costs for the calendar year (determined on an accrual basis and broken down by principal categories of expense), a separate written summary of Utility Costs for the calendar year (determined on an accrual basis and broken down by principal categories of expense), and a separate written summary of Taxes for the calendar year. The statement also shall set forth Tenant's Proportionate Share of Operating Costs, Utility Costs and Taxes and shall show the amounts paid or refunded, as the case may be, within fifteen (15) days after the statement is provided. Late delivery of the annual statement of Operating Costs, Utility Costs and Taxes shall not relieve Tenant of any obligation with respect to payment of Tenant's Proportionate Share of the Operating Costs, Utility Costs and Taxes.

      7.3 PARTIAL YEAR PROBATION. During the first and last years of the Term, Tenant's responsibility for Operating Costs, Utility Costs and Taxes shall be adjusted in the proportion that the number of days of that calendar year during which the Lease is in effect bears to three hundred sixty (360). Tenant's obligations under this Article 7 for the payment of Operating Costs, Utility Costs and Taxes during the Lease Term, including the payment of any deficiency following receipt of the annual statement under Section 7.2, shall survive the expiration or termination of this Lease.

      7.4  OPERATING  COSTS.  Operating  Costs consist of all  expenditures  for operating, maintaining and repairing the Project, except Utility Costs (as defined in Section 7.5). Operating Costs shall include, without limitation, the following: (a) Premiums for property, casualty, liability, rent interruption or other insurance; (b) Salaries, wages and other amounts paid or payable for personnel including the Project manager, superintendent, operation and maintenance staff and other employees of Landlord involved in the maintenance and operation of the Project, including contributions and premiums towards fringe benefits, unemployment and worker's compensation insurance, pension plan contributions and similar premiums and contributions and the total charges of any independent contractors or managers engaged in the repair, care, maintenance, and cleaning of any portion of the Project; (c) Cleaning of Common Areas and refuse removal; (d) Landscaping, including irrigating, trimming, mowing, fertilizing, seeding, replacing plants, and irrigation repair and replacement including lines, valves and timers; (e) Maintaining, operating, repairing and replacing components of equipment serving the Common Area; (f) Maintaining, repairing and replacing all equipment, pipes, ducts and electrical lines which are directly or indirectly associated with providing air conditioning to any area of the Project whether or not such area is Common Area or an area reserved for the exclusive use of any tenant of the Project; (g) Other items of repair or maintenance of the Project including, without limitation, roofs, exterior walls, foundations, structure and the sweeping, striping and sealing of parking areas; (h) The cost of the rental of any equipment and the cost of supplies used in the maintenance and operation of the Project; (i) Audit fees and the cost of accounting services incurred in the preparation of statements referred to in this Lease and financial statements, and in the computation of the rents and charges payable by tenants of the Project; (j) Any increase in (1) the rent payable under any ground lease now or hereafter affecting the real property of which Premises forms a part, or (2) the interest payable with respect to any permanent financing now or hereafter affecting the Project which increase results not from a refinancing but solely from a provision for such increase in the applicable loan documents; (k) Alterations to the Project or the areas used in connection with the operation of the Project for life-safety systems and other capital improvements and replacements together with all costs and interest thereon at.an annual rate equal to the Improvement Interest Rate (as defined below), all amortized over their useful life; (1) Such other items as are now or hereafter customarily included in the cost of managing, operating, maintaining, overhauling and repairing the Project and the areas used in connection with the operation of the Project in accordance with now or hereafter accepted accounting or management principles or practices, including but not limited to reserves for all operating costs with a useful life greater than one year and the cost of removal, disposal and recycling costs associated with all fluorescent bulbs as mandated by governmental laws or regulators; and, the administrative cost and expenses for telephone, fax, pagers, answering service, postage, supplies, and the electricity, alarm services and janitorial service for the Project's management office; and (m) A fee for the management of the Project equal to five percent (5%) of the Rent (Paragraph 5.3) collected for the Project. Notwithstanding anything to the contrary in this Section 7.4, "Operating Costs" shall not include: (a) Amounts reimbursed by other sources, such as insurance proceeds, equipment warranties, judgments or settlements;

(b) Construction of tenant improvements; (c) Utility Costs; (d) Replacements (but not repairs) of structural elements; (e) Leasing commissions; (f) General overhead and administrative expenses of Landlord not directly related to the operation of the Project; and (g) Costs of negotiating or enforcing leases of other tenants. The Improvement Interest Rate shall mean a rate equal to four percent (4%) over the annual prime rate of interest announced publicly by Citibank, N.A. in New York, New York, and in effect at the time when the alteration, replacement or capital improvement was completed.

      7.5 UTILITIES. "Utility Costs" shall mean the total cost of supplying the Utilities to the Project including taxes thereon.. "Utilities" shall mean all gas, electric, heat, light, water, phone, cable television or other utilities used or to be used at the Project. Utility Costs shall include: a) Repairs associated with the delivery and distribution of Utilities, and b) The cost of capital improvements, alterations and replacements to Utility systems installed after the base year, together with all associated costs and interest thereon at an annual rate equal to the Improvement Interest Rate (as defined in Section 7.4), all amortized over their useful life; except that, any such capital costs (and the interest thereon) incurred in connection with improvements, alterations and replacements for Utility conservation systems or devices may be amortized at a yearly rate equal to the cost savings realized during such period as a result of such improvement, alteration and replacement. Notwithstanding anything to the contrary in this Section 7.5, "Utility Costs" shall not include: (a) Amounts reimbursed by other sources; or (b) Utilities or other expenses paid directly by, tenants to suppliers or paid by tenants to Landlord for separately metered or special services.

      7.6 TAXES. "Taxes" shall mean taxes and assessments upon or with respect to the Project and the areas' used in connection with the operation of the Project imposed by federal, state or local governments or governmental assessment distrii6ts, but shall not include income, franchise, capital stock, estate or inheritance taxes, but shall include gross receipts taxes and other business taxes. If, because of any change in the method of taxation of real estate, any tax or assessment is imposed upon Landlord or upon the owner of the land and/or the Project and/or the areas used in connection with the operation of the Project or upon or with respect to the land and/or the Project and/or the areas used in connection with the operation of the Project or the rents or income therefrom, in substitution for or in lieu of any tax or assessment which would otherwise be a real estate tax or assessment subject matter, such other tax or assessment shall be deemed to be included in Taxes. All costs incurred by Landlord relating to the appeal or protest of real estate taxes, assessments, or valuations shall be included in the most current calculation of real. property tax costs when incurred and all savings received from such appeals or protests shall be applied to reduce real property tax costs when received.

      7.7 RECORD KEEPING. The Landlord shall keep complete and accurate records and accounts of all Operating Costs, Utility Costs, and Taxes for a period not to exceed 24 months. Only within 24 months of the date Tenant. receives a bill pursuant to Section 7.2 Tenant may, upon 30 days advance written notice, request. an inspection of the records which support the specific charges questioned by such notice. At no cost to Tenant, Landlord shall, during regular btisiriesshours, provide.Tenant the opportunity to examine and inspect the records which support the charges billed to Tenant pursuant to Section 7.2 (the "Audit"); Such Audit shall occur at such place designated by Landlord that does not disrupt or interfere with Landlord's conduct of its business.

      Notwithstanding the foregoing, Tenant may only conduct an Audit after Tenant and Tenant's representatives engaged in the Audit ("Auditors") agree in writing (the "Audit Agreement"): (a) to not compensate an Auditor on a contingency basis where the amount of compensation paid to the Auditor is a function of the Tenant's recoveries in an audit (b) to keep all matters which are the subject of the Audit strictly confidential and (c) to indemnify and hold Landlord harmless from any cost or expense caused by any failure to keep such information confidential.

      Notwithstanding the foregoing, Tenant shall have no right to Audit any of Landlords books or records if Tenant is in default under the Audit Agreement or in the performance of any of its obligations under the Lease. Should Tenant wish to Audit any charges which are currently due. Tenant must first pay such charges under protest before Tenant may request an Audit of the books and records which support such charges.

      Tenant may request Landlord to make copies of specific documents for Tenant to keep at a charge of $.25 per sheet copied, said amount to be paid in advance at the time of such request. In the event Tenant requests meetings with Landlord which cumulatively exceed two hours, then Tenant shall pay the reasonable cost of the Landlord's personnel involved in such meetings which shall be not less than $25 per hour. Payment for such meetings shall be made in advance at the time of such request. Tenant shall forward to Landlord all of Tenant's audit reports upon their completion. If Tenant's audit shall disclose an inaccuracy greater than 5% with respect to the amounts billed to Tenant pursuant to Section 7.2, then Landlord shall refund to Tenant the amounts paid by Tenant to Landlord for copies and the amounts paid by Tenant to Landlord for meetings. In the event of any inaccuracy, Tenant or Landlord, as the case may be, shall pay to the other any amounts due.

ARTICLE 8: INSURANCE; INDEMNITY

      8.1 LIABILITY INSURANCE. Tenant shall, at Tenant's. expense, obtain and keep in force, during the term of this Lease, a policy of Comprehensive General Liability Insurance naming Landlord, owner (if owner is other than Landlord), and Landlord's lender as additional insureds. The minimum limit of liability shall be $1,000,000 combined single limit for bodily injury and property damage with a $2,000,000 aggregate limit. This policy should be an "occurrence form" policy. Tenants whose operations include the service or retail sales of alcoholic beverages shall also provide Landlord with evidence of liquor legal liability insurance with amounts not less than $1,000,000 per occurrence. All required liability insurance shall name Landlord, owner (if owner is other than Landlord), and Landlord's lender as additional name insureds and shall state that Tenant's coverage is primary of any similar coverage maintained by Landlord, owner or Landlord's lender. If Tenant shall fail to procure and maintain said insurance, Landlord may, but is not required to, procure and maintain the same at the expense of Tenant. If Landlord provides such insurance, the.cost plus a service charge of 10% shall be payable as Additional Rent with the Tenant's next rental payment. Landlord will require Tenant to provide evidence of the insurance coverage outlined above before occupying the Premises.

      8.2 PROPERTY INSURANCE. Landlord shall keep in force during the term of this Lease a. policy of insurance covering Premises with a "special" causes of loss form. Tenant shall reimburse Landlord for such insurance pursuant to
Article 7 "Operating Cost, Utility Costs and Real Estate Taxes". Tenant shall be responsible to insure at full replacement value and naming Landlord as additional insured, any personal property of Landlord leased to Tenant in connection with Tenant's lease of the Premises and any other personal property, including improvements and betterments placed in or on the Premises by Tenant and at full replacement value, all glass, windows, doors door frames and locks which comprise a part of the Premises. Tenant assumes full responsibility for protecting, safeguarding and insuring its personal property maintained in or about the Premises. Landlord recommends that Tenant install and maintain a monitored burglar alarm system. Tenant waives all claims against Landlord for any damage or loss to Tenant's property required to be insured by Tenant pursuant to this paragraph.

      8.3 TENANT'S USE LIMITED BY INSURANCE. Tenant shall not use the Premises, or any part thereof, for any purposes other than the purposes for which Premises are leased as stated in Section 4.1 Activities by Tenant on the Premises which would increase the cost of insurance or cause cancellation of any insurance covering the building is prohibited. Tenant will not sell or permit to be kept, used or sold in or about the Premises any article which may be prohibited by standard property insurance policies. Tenant will, at his sole cost, comply with any and all requirements of any insurance company pertaining to the use of the Premises in order to maintain property and liability coverages as established by Landlord's insurance company. In the event the Tenant's use of the Premises results in a cost increase of insurance for the Landlord, the Tenant shall pay annually in advance on the anniversary date of this Lease, as Additional Rent, the cost of the additional premium.

      8.4 MUTUAL WAIVER OF SUBROGATION. Landlord waives any and all rights of recovery against Tenant for damage to or destruction of the Project or Premises from any cause insured against under the Landlord's insurance policy required in
Section 8.2, but only to the extent of the coverage provided by said policy. Tenant waives any and all rights of recovery against Landlord for damage to or destruction of any property of Tenant, from causes insured against under the Tenant's insurance policy required within Section 8.2., but only to the extent of the coverage required by said policy. Landlord and Tenant represent that their present insurance policy now in force permit waiver of subrogation.

      8.5 TENANT'S RESPONSIBILITY. Tenant shall carry such business interruption insurance as is reasonable for the nature and type of Tenant's business. Tenant agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about Tenant's Premises. Tenant agrees Landlord shall not be liable for any damage to Tenant's property arising from any act or neglect of another tenant of the PROJECT.

      8.6 INSURANCE POLICIES. Insurance required hereunder shall be in companies rated an ".`A" or above in "Best's" Insurance Reports. Tenant will deliver to the Landlord prior to Tenant's occupancy a certificate of insurance for coverages required under Article 8. The insurance policies required under
Article 8 shall provide that they' will not be canceled .without thirty, (30) days prior written notice to Landlord. Tenant will furnish Landlord with renewal certificates of insurance 30 days prior to expiration of Tenant's policies or Landlord may order such insurance and charge the cost thereof to Tenant in .the manner set forth in Section 8.1. "Liability Insurance".

      8.7 INDEMNITY. Subject to paragraph 8.4, to the fullest extent permitted by law, the Tenant agrees to indemnify, defend, and hold harmless Landlord, owner and their agents, officers and employees from and against any and all loss, damage or claim including reasonable attorney's fees and costs of investigation arising from Tenant's use of the Premises or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises and the Project. Tenant shall further indemnify and hold harmless and defend Landlord from and against any and all loss, damage or claim arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease or arising from any negligence of the Tenant or any of Tenant's invitees, agents, contractors or employees and from and against all costs, attorney's fees, expenses and liability incurred in the defense of any such claim or any action or proceeding brought thereon.

ARTICLE 9: TAXES

      9.1 LANDLORD'S OBLIGATION FOR REAL PROPERTY TAXES. Landlord shall be responsible for paying real property taxes and assessments applicable to the Premises, subject to Tenant's obligation to reimburse Landlord pursuant to
Article 7, "Operating Costs, Utility Costs and Real Estate Taxes".

      9.2 TENANT'S OBLIGATION FOR TAXES.

            (a) Tenant shall pay before delinquent all taxes levied against trade fixtures, furnishings, equipment, improvements and all other personal property located on or about the Premises, including all personal property owned by Landlord and leased to Tenant pursuant to the terms of this Lease. Tenant shall attempted to have the trade fixtures, furnishings, fixtures, equipment and all other personal property assessed separately from the real property and billed directly to Tenant. If any personal property is assessed with the real property, Tenant shall pay Landlord the taxes attributable to the personal property within thirty
(30) days after demand by Landlord containing a written statement showing the taxes on the personal property.

            (b) Tenant agrees to pay all taxes except income tax which may be levied or assessed upon any Rent payment made by Tenant or Landlord.

            (c)   Tenant  shall  reimburse  Landlord  for Taxes as  provided  in
                  Article 7, "Operating Costs, Utility Costs and Real Estate Taxes".

            (d) Landlord's failure to notify Tenant within the time period referenced above to pay its proportionate share of the Taxes _ specified in subparagraphs (a), (b) and (c) shall not serve as a waiver by Landlord of these amounts.

ARTICLE 10: UTILITIES

      10.1 TENANT'S OBLIGATION FOR UTILITIES. Tenant shall pay for all gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. Tenant shall reimburse Landlord for Utility Costs as provided in Article 7, "Operating Costs, Utility Costs and Real Estate Taxes". During the term of this Lease, Tenant shall cause the Premises to be served continuously by means of an active account with a licensed provider of electricity. Failure to maintain an active connection with such a provider of electricity shall be a default under the Lease.

            10.2 TELECOMMUNICATIONS CARRIER'S ACCESS.

            (a) GRANTER OF CARRIER'S LICENSE. Tenant's right to select and utilize a telecommunications and data carrier (the "Carrier") shall be conditioned on the execution by such Carrier of:_

                  (i) a license agreement, in a form acceptable to Landlord, at its absolute discretion, pursuant to which Landlord shall grant to the Carrier a license (which shall be coextensive with the rights and privileges granted to Tenant under this Lease) to install, operate, maintain, repair, replace, and remove cable and related equipment within the Premises and vertical and horizontal pathways outside of the Premises that are necessary to provide telecommunications and data services to Tenant at the Premises, as well as to hold Landlord harmless in those services.

            (b) NO EXCLUSIVE RIGHTS. The license contemplated herein to be granted to the Carrier shall permit the Carrier to provide services only to Tenant and not to any other tenants or occupants of the Building and shall require all of the Carrier's equipment (other than connecting wiring) to be located in the Tenant's Premises. The License shall not grant an exclusive right to Tenant or to the Carrier. Landlord reserves the right, at its sole discretion, to grant, renew, or extend licenses to other telecommunications and data carriers for the purposes of locating telecommunications equipment in the Building which may serve Tenant or other tenants in the Building.

            (c) NO GREATER RIGHTS. Except to the extent expressly set forth herein, nothing herein shall grant to the Carrier any greater rights or privileges than Tenant is granted pursuant to the terms of this Lease or diminish Tenant's obligations or Landlord's rights hereunder.

            (d) TENANT ENSURES CARRIER'S COMPLIANCE. Tenant shall be responsible for ensuring that the Carrier complies with the terms and conditions of the license agreement relating to the use of the Premises or the making of any physical Alterations imposed upon Tenant under this Lease to the extent the Carrier operates or maintains any equipment or delivers any services in the Premises. Any failure by the Carrier to observe and comply with such terms, conditions, agreement, and covenants on behalf of Tenant, to the extent the Carrier operates or maintains any equipment or delivers any services in the Premises or the Licensed Areas, shall be a default under the Lease.

ARTICLE 11: MAINTENANCE, REPAIRS, AND ALTERATIONS

      11.1 LANDLORD'S OBLIGATIONS. Landlord shall maintain the air conditioning units and/or evaporative coolers that serve the Premises. Subject to the provisions of Article 12, "Damage or Destruction", and except for damage caused by any negligent or intentional act or omission of Tenant, Tenant's agents, employees or invitees, Landlord shall keep in good order, condition and repair the foundations, exterior walls and the exterior roof of the Premises. Landlord shall have no obligation to make repairs under this Section until a reasonable time after Landlord receives a written notice of the need for such repairs. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair. Except as provided in Section 12.5, "Abatement of Rent; Tenant's Remedies", there shall be no abatement of Rent and no liability of Landlord by reason of any injury or interference with Tenant's business arising from making of repairs, alterations or improvements to the Project. Tenant shall reimburse Landlord for the repairs and maintenance set forth in this Section
11.1 as provided in Article 7, "Operating Costs, Utility Costs and Real Estate Taxes".

      11.2 TENANT'S OBLIGATIONS.

      (a)   Subject to the  provisions of Article 12,  "Damage or  Destruction",
            Section 11.1, "Landlord's Obligations", and Section 7.4, "Operating Costs", Tenant, at Tenant's expense, shall keep in good order, condition and repair the Premises and every part thereof (regardless of whether the damaged portion of the Premises or the means of repairing the same are accessible to Tenant) including, without limiting the generality of the foregoing, all plumbing, ventilating, electrical and lighting facilities and equipment which exclusively serves the Premises; and all fixtures, interior walls and interior surface of exterior walls, ceilings, windows, locks, doors, door frames, plate glass and: skylights which are part of the Premises. Tenant shall repair any and all damage to any portion of the Premises caused by vandalism or burglary, or any intentional or. negligent act or omission of Tenant; Tenant's agents, employees or invitees. Tenant's obligations under this Section shall include the obligation to maintain, repair and replace anywhere within the Project that portion of any sewer line, water line, gas line, electrical distribution system and telephone line which exclusively serves the Premises. Tenant shall, at Tenant's expense, provide janitorial services to the Premises including, without limitation, the regular cleaning of carpets, floors and windows and the replacement of light bulbs, air conditioning filters and restroom supplies. In the event that Tenant operates a business from the Premises which requires grease traps and/or roof mounted- exhaust fans, Tenant shall, at its own expense, enter into and maintain a service contract with a vendor approved by Landlord for the maintenance of the grease traps and the sewer lines leading from the grease trap to the public sewer system and for the maintenance of the roof mounted exhaust fans (the "Service Contract"). The Service Contract shall contain such provisions as Landlord deems reasonably necessary to assure that the grease traps and the sewer lines leading from it to the public sewer system will operate without interruption in trouble free manner and that the roof mounted exhaust fans will be maintained on a regular basis and that the roof around the fans will remain clean. Landlord shall be named as a third party beneficiary of the Service Contract and the Service Contract shall provide that Landlord shall be given 30 days written notice before it is terminated for any reason. Service Contractor shall provide Landlord a Certificate of Insurance for $1 million in liability insurance naming Landlord as Additional Insured.

      (b) Tenant shall pay its Proportionate Share for the maintenance, repair or replacement of all air-conditioning, cooling and heating equipment or systems which serve the Project (including the Premises) pursuant to Article 7, "Operating Costs, Utility Costs and Real Estate Taxes".

      (c) On the last day of the term of this Lease or on any sooner termination, Tenant shall surrender the Premises to Landlord in the same condition as received, broom clean, ordinary wear and tear excepted. Tenant shall repair any damage to the Premises occasioned by the removal of its trade fixtures, furnishings and equipment; which repair shall include the patching and filling of holes and repair of structural damage. Tenant shall repair or replace silver insulation in warehouse, where applicable. Tenant shall also leave in good repair and condition the electrical (including light bulbs) systems and fixtures and plumbing systems and fixtures of the Premises.

      11.3 LIFE-SAFETY SYSTEMS. If there now is or shall be installed in the Project a sprinkler system, heat or smoke detection systems or any other so called life-safety system and any such system or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of Tenant, Tenant's agents, servants; employees, contractors, visitors or licensees, Tenant shall forthwith restore the same to good working condition; and if the Insurance Services Office 'or any other similar body or any bureau, department or office of the state, county or city government, or any governmental authority having jurisdiction, require or recommend that any changes, modifications, alterations or additional equipment be made or supplied in or td any such system by reason of Tenant's business or the location of partitions, trade fixtures or other contents of Premises, or if any such: changes, modifications, alterations or additional equipment become necessary to prevent the imposition of a penalty or charge against the full allowance for any such system in the insurance rate as fixed by the Insurance Services Office or by any insurance company, Tenant shall, at Tenant's expense, promptly make and supply such changes, modifications, alterations or additional equipment.

      11.4 HAZARDOUS SUBSTANCES.

      (a) Tenant covenants and warrants that Tenant's use of the Premises will at all times comply with and conform to all laws, statutes, ordinances, rules and regulations of any governmental, quasi-governmental or regulatory authorities ("Laws") which relate to the transportation, storage, placement, handling, treatment, discharge, generation, production or disposal (collectively "Treatment") of any waste, petroleum product, waste products, radioactive waste, poly-chlorinated biphenyls, asbestos, hazardous materials of any kind, and any substance which is regulated by any law, statute, ordinance, rule or regulation (collectively "Waste"). Tenant further covenants and warrants that it will not engage in or permit any person or entity to engage in any Treatment of any Waste on or which affects the Premises.

      (b) Immediately upon receipt of any Notice (as hereinafter defined) from any person or entity, Tenant shall deliver to Landlord a true, correct and complete copy of any written Notice. "Notice" shall mean any note, notice or report of any suit, proceeding, investigation, order, consent order, injunction, writ, award or action related to or affecting or indicating the Treatment of any Waste in or affecting the Premises.

      (c) Tenant hereby agrees it will indemnify, defend, save and hold harmless Landlord and Landlord's officers, directors, shareholders, employees, agents, partners and their respective heirs, successors and assigns (collectively "Indemnified Parties") against and from, and to reimburse the Indemnified Parties with respect to, any and all damages, claims, liabilities, loss, costs and expense

            (including, without limitation, all attorneys' fees and expenses, court costs, administrative costs and costs of appeals) incurred by or asserted against the Indemnified Parties by reason of or arising out of: (i) the breach of any representation or undertaking of Tenant under this Section 11.4, or (ii) arising out of the Treatment of any Waste by Tenant or any licensee, concessionaire, manager or other party occupying or using the leased Premises, in or affecting the leased Premises.

      (d) Landlord is given the right, but not the obligation, to inspect and monitor the Premises and Tenant's use of the Premises in order to confirm Tenant's compliance with the terms of this Section 11.4 and the representations set forth in this Section 11.4. Landlord may require that Tenant deliver to Landlord, concurrent with Tenant's vacating the Premises upon the expiration of this Lease or any earlier vacation of the leased Premises by Tenant, at Tenant's expense, a certified statement by licensed engineers satisfactory to Landlord, in form and substance satisfactory to Landlord, stating that. Tenant, Tenant's Work and any alterations thereto and Tenant's use of the Premises complied and conformed to all Laws `which relate. to the Treatment of any Waste in or affecting the Premises.

      (e) Tenant agrees to deliver upon request from Landlord estoppel certificates to Landlord expressly stipulating whether Tenant is engaged in or has engaged in the Treatment of any Waste in or affecting the: Premises, and whether Tenant has caused any spill, contamination, discharge, leakage, release or escape of any Waste in or affecting the Premises, whether sudden or gradual, accidental or anticipated or any other nature at or affecting the Premises and whether, to the best of Tenant's knowledge, such an occurrence has otherwise occurred at or affecting the Premises.

      11.5 ALTERATIONS AND ADDITIONS.

      (a) Tenant shall make no alterations, improvements or additions to the exterior of the Premises. Tenant shall not, without Landlord's prior written consent, make any alterations, improvements, additions or utility installations in, on or about the Premises. All alterations, improvements, or additions shall comply with all laws, ordinances, codes, standards, rules and regulations of any federal, state or local governmental agency having jurisdiction thereof. As a condition to giving such consent, Landlord may require that Tenant agree to remove any such alterations, improvements, additions or utility installations at the expiration of the term and to restore the Premises to its prior condition. As a further condition to giving such consent, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense; a lien and completion bond in an amount equal to one and one-half (1-1/2) times the estimated cost of such improvements, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work..

      (b) Unless Landlord requires their removal as set forth in Section 11.5(a), all alternations, improvements, additions and utility installations (whether or not such utility installations constitute trade fixtures of Tenant) which may be made on the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Section, Tenant's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of Section 11.5(c).

      (c) Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Tenant shall give Landlord not less than ten (10) days notice prior to the commencement of any work in the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by law.

      d) Prior to commencing to make any alterations, improvements, additions or utility installations, Tenant shall furnish Landlord with a certificate of insurance evidencing the existence of owner's protective liability with the limits set forth in Section 8.1, and Tenant shall provide Landlord with certificates of insurance evidencing that all contractors, subcontractors and companies furnishing services and materials at or in the Premises maintain concurrent limits of liability on a comprehensive general liability basis.

      (e)- Tenant, at Tenant's expense, shall be solely responsible and obligated to make all modifications to the Premises to comply with the Americans With Disabilities Act of 1990 ("ADA"), as it may be amended from time to time. Tenant shall also be responsible for the cost of modification to common areas and to other areas of the building, if they are part of the "path of travel" created by the tenant's alterations and improvements. Tenant shall also be responsible for the cost of making physical changes in the Tenant's Premises required to accommodate the Tenant's employees with disabilities.

      ARTICLE 12: DAMAGE OR DESTRUCTION

      12.1 PARTIAL DAMAGE - FULLY INSURED. Subject to the provisions of Section 12.4, "Damage Near End of Term", if the Premises are damaged or destroyed and such damage or destruction was caused by a casualty covered under an insurance policy maintained by Landlord pursuant to Section 8.2, "Property Insurance", and the proceeds of such insurance are sufficient to fully pay for the restoration of the Premises, Landlord shall, at Landlord's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect.

      12.2  PARTIAL  DAMAGE - NOT FULLY  INSURED.  Subject to the  provisions of
            Section 12.4, "Damage Near End of Term", if at any time during the term of this Lease the Premises are damaged, except by a negligent or willful act of Tenant, and such damage was caused by a casualty not fully covered under an insurance policy maintained by Landlord pursuant to Section 8.2, "Property Insurance", Landlord may at Landlord's option either: (a) Repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (b) Give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Landlord elects to give such notice of Landlord's intention to cancel and terminate this Lease, Tenant shall have the right, within ten (10) days after the receipt of such notice, to give written notice to Landlord of Tenant's intention to repair such damage at Tenant's expense with reimbursement from Landlord up to the amount of the insurance proceeds, in which event this Lease shall continue in full force and effect and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within such ten (10) day period, this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

      12.3 TOTAL DESTRUCTION. If at any time during the term hereof the Premises are totally destroyed from any cause not covered by the insurance maintained by Landlord pursuant to Section 8.2, "Property Insurance" (including any total destruction required by an authorized public authority), this Lease shall automatically terminate as of the date of such total destruction.

      12.4 DAMAGE NEAR END OF TERM. If the Premises are substantially destroyed or damaged during the last year of the term of this Lease, Landlord may at Landlord's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage.

      12.5  ABATEMENT OF RENT; TENANT'S REMEDIES.

(a) If the Premises are destroyed or damaged and Landlord or Tenant repairs or restores them pursuant to the provisions of this Article 12, the Rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant's use of the Premises or, alternative space (provided by Landlord) within the Project is impaired. Except for abatement of Rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

(b) If Landlord shall be obligated to repair or restore the Premises under the provisions of this Article 12 and shall not commence such repair or restoration within ninety (90) days after such obligations shall accrue, Tenant may at Tenant's option cancel and terminate this Lease by giving Landlord written notice of Tenant's election to do so at any time prior to the commencement of such repair or restoration. In such event, this Lease shall terminate as of the date of such notice. Any abatement in Rent shall be computed as provided in Section 12.5(a).

      12.6 TERMINATION - ADVANCE PAYMENTS. Upon termination of the Lease pursuant to this Article 12, an equitable adjustment shall be made concerning advance Rent and any advance payments made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant's Security Deposit as has not theretofore been applied by Landlord.

ARTICLE 13: ASSIGNMENT AND SUBLETTING

      13.1 CONSENT REQUIRED. Tenant shall not assign its interest under this Lease or sublet all or any part of the Premises without Landlord's prior written consent, which shall not be unreasonably withheld. Tenant shall: not at any time pledge, hypothecate, mortgage or otherwise encumber its interest under this Lease as security for the payment of a debt or the performance of a contract. Tenant shall not permit its interest under this Lease to be transferred by operation of law. Any purported assignment or sublease made without Landlord's consent shall be void. If Tenant is a partnership; association or corporation, the cumulative sale or transfer of a forty-nine percent (49%) interest or greater, either directly or indirectly, of the entity shall constitute an assignment hereunder. If Tenant is a limited partnership, the substitution. of a general partner or the transfer of a 49% or; more ownership interest in the general partner shall constitute an assignment hereunder.

      13.2 REQUESTS FOR APPROVAL. Landlord shall be under no obligations to decide whether consent will be given or withheld unless Tenant has first provided to Landlord: (a) The name and legal composition of the proposed assignee or subtenant and the nature of its business;
            (b) The use to which the proposed assignee or subtenant intents to put the Premises; (c) The terms and conditions of the proposed assignment or sublease and of any related transaction between Tenant and the proposed assignee or subtenant; (d) Information related to the experience, integrity and financial resources of the proposed assignee or subtenant; (e) Such information as Landlord may request to supplement, explain or provide details of the matters submitted by Tenant pursuant to subparagraphs (a) through (d); and (f) Reimbursement for all costs incurred by Landlord, including attorneys' fees, in connection with evaluating the request and preparing any related documentation.

      13.3  CONTINUED  RESPONSIBILITY.  Tenant  shall  remain  fully  liable for
            performance  of  this  Lease,   notwithstanding  any  assignment  or
            sublease, for the entire Lease Term.

      13.4 RECAPTURE OPTION. Landlord at its option may elect, no later than ten (10) days after. Tenant has provided all necessary information, to give notice of cancellation of this Lease with respect to the space affected by a proposed assignment or sublease. Tenant, by giving notice of withdrawal of its request for consent to a proposed assignment or sublease within ten (10) days after Landlord's notice, may cause Landlord's notice to be automatically rescinded. If the notice of cancellation is not rescinded, it shall be effective thirty (30) days after it was given. A cancellation relating to the entire Premises shall relieve Tenant of all obligation under this. Lease except obligations accruing prior to the date possession is surrendered to Landlord and obligations related to the condition in which the Premises are to be surrendered. Upon a cancellation relating to a portion of the Premises, Tenant's rental obligations shall be reduced, as of the effective date of the cancellation, in the proportion that the area of the Premises has been reduced.

      13.5 DIRECT LEASE. Landlord also shall have the option, in the case of a proposed sublease, to sublease the affected space from Tenant on the same terms and conditions as are being offered by the proposed subtenant. This option shall be exercised, if at all, no later than ten (10) days after Tenant has provided all of the information required by Section 13.2.

      13.6 SHARED PROCEEDS. If consent to an assignment or sublease is given, Tenant shall pay to Landlord, as Additional Rent, one half (1/2) of all amounts received from the assignee or subtenant in excess of the amounts otherwise payable by Tenant to Landlord with respect to the space involved, measured on a per square foot basis.

      13.7 LIMITATIONS. It shall not be unreasonable for Landlord to withhold consent if the proposed assignee or subtenant is a tenant in another building in the Tucson Metropolitan Area owned by Landlord or by an affiliate of Landlord or of any of Landlord's constituent partners or principals or if the use by the proposed assignee or subtenant would contravene this Lease or any restrictive use covenant or exclusive rights granted by Landlord or if the proposed assignee or subtenant does not intend to occupy the Premises for its own use.

      13.8 NO WAIVER. No consent shall constitute consent to any further assignment or subletting.

      13.9 TRANSFER BY LANDLORD. Upon a sale or other transfer of the Building by Landlord, Landlord's interest in this Lease shall automatically be transferred to the transferee, the transferee shall automatically assume all of Landlord's obligations under this Lease, and Landlord shall be released of all obligations under this Lease arising after the transfer. Tenant shall upon request attorn in writing to the transferee.

      13.10 ATTORNEY'S FEES. In the event that Landlord shall agree to consent to any matter set forth under Section 13.1, Tenant shall pay a One Hundred Dollar ($100) assignment fee to Landlord and shall also pay Landlord's reasonable attorney's fees incurred in connection with giving such consent as a condition to receiving the consent.

ARTICLE 14: DEFAULTS; REMEDIES

      14.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant:

      (a)   The vacating or abandonment of the Premises by Tenant.

      (b) The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, as and when due. Landlord shall not be required to give Tenant notice of Tenant's failure to make such payments, as and when due.

      (c) The submission by Tenant to Landlord of Tenant Related Information (Article. 19, "Landlord Reliance on Tenant Related Information") which was false or incomplete in any material respect as of the date of the Lease:

      (d) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than the defaults described in Sections 14.1(a), 14:1(b) or 14.1 (c), where such failure shall continue for a period of thirty (30) days after written notice hereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that it can be cured and more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

      (e)   The  making  by  Tenant  of  any  general   assignment   or  general
            arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant,, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially ail of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within'thirty
            (30). days; or the attachment,, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or. of Tenant's: interest in this Lease, where such seizure is not discharged within thirty (30) days.

      14.2 REMEDIES. In the event of any material default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may, have by reason of such default or breach:

      (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this- Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expense of reletting including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid Rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; that portion of any leasing commission actually paid by Landlord applicable to the unexpired term of this Lease. Unpaid installments of Rent or other sums shall bear interest from the date due at the rate of eighteen percent (18%) per annum. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of: (i) retaking possession of the Premises and recovering from Tenant the amount specified in this Section 14.2(a), or (ii) proceeding under Section 14.2(b).

      (b) Maintain Tenant's right to possession in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the Rent as it becomes due hereunder.

      (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Premises is located.

      14.3 DEFAULT BY LANDLORD. Notwithstanding anything which may be contained anywhere in this lease to the contrary, Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event less than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises, and if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. Tenant's remedy for default by the Landlord shall be limited to money damages and shall not include the right to terminate this Lease.

ARTICLE 15: PARKING

      15. PARKING. During the term of this Lease, Tenant shall have the non-exclusive right to use the parking lot for automobile or truck parking purposes subject to the Rules and Regulations established by Landlord from time to time designating areas for Tenant, employee and invitee parking; provided that the condemnation or other taking by any public authority, or sale in lieu of condemnation, of any or all of such common and parking areas shall not constitute a violation of this covenant. From time to time, as requested by Landlord, Tenant shall furnish Landlord with the name of each person working at or from the Premises together with .the make, model, year and license plate number of each vehicle used by such person parked at or about the Project. Landlord shall have the right to require Tenant and each of Tenant's employees and agents to maintain a Landlord furnished identification tag in or on each vehicle used or leased by Tenant or Tenant's employees and agents parked at or about the Project. Landlord reserves the right to change the entrances, exits, traffic lanes and the boundaries and locations of such parking area or areas. Landlord may, from time to time, designate areas in the parking lot for the exclusive use of certain designated Tenant's as covered parking or non-covered parking. Landlord may charge a fee pursuant to a separate rental agreement for the use of covered parking. Tenant and Tenant's employees shall park their automobiles in those areas from time to time designated for employee parking, or at Landlord's written request shall park their automobiles outside of the Project. Tenant for itself, its employees, and its invitees shall assume the full risk of loss or injury to all vehicles parked by them on or about the Premises. Landlord shall have the right to have vehicles parked in violation of this Section 15 towed at owner's expense. This Lease shall be subordinate to any agreement existing as of the date of this Lease or subsequently placed upon the real property of which the demised Premises are a part, which agreement provides for reciprocal easements and restrictions pertaining to the common and parking areas, and in the event of conflict between the provisions of such agreement and this Lease, the provisions of said agreement shall prevail; provided, however, nothing therein shall cause the Tenant to pay a greater share of the common area maintenance cost than herein provided. Landlord shall have the right to require Tenant and each of Tenant's employees and agents to sign a parking registration agreement acknowledging and agreeing to the terms of this Article 15.

ARTICLE 16: CONDEMNATION

      16. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "Condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. However, theLease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion that the floor area taken bears to the total floor area of the building situated on the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such Condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such Condemnation, repair any damage to Premises caused by such Condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair. If more than twenty percent (20%) of the floor area of the improvements on the Premises, or more than thirty-five percent (35%) of the land area of the real property of which the Premises are a part which is not occupied by any improvements, is taken by Condemnation, Tenant may, at Tenant's option, to be exercised in writing only within ten (10) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within ten (10) days after condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession.

ARTICLE 17: RELOCATION

      17. RELOCATION. Landlord, upon at least sixty (60) days prior notice to Tenant, may require Tenant to relocate to other premises of substantially equal size in the Building which shall, upon delivery, be substituted for the Premises under this Lease. The amount of the Base Rent and Tenant's share of Operating Costs, Utility Costs and Taxes shall be adjusted based upon the Rentable Area of the substitute premises. Landlord, at Landlord's expense, shall cause the substitute premises to be improved prior to delivery in a manner similar to the original Premises. Upon request, Tenant shall cooperate in the preparation or approval of plans and specifications for the improvements. Landlord shall bear all reasonable out-of-pocket costs incurred in connection with the relocation for changes in signs, changes in stationery, reinstallation of telephone equipment, moving of furniture and personal property, and similar matters. Should Tenant refuse to permit Landlord to move Tenant to such new space, Landlord, in such event, shall have the right to, terminate this Lease by giving written notice to that effect to Tenant in which event this Lease shall terminate effective ninety (90) days from the date of original notification by Landlord of Landlord's desire that Tenant be relocated. If Landlord moves Tenant to such new space, this Lease and each and all of its terms, covenants and conditions shall remain in full force and effect and be deemed applicable to such new space, and such new space shall thereafter be deemed to be the "Premises".

ARTICLE 18: GENERAL PROVISIONS

      18.1 LANDLORD'S LIABILITY. The term "Landlord" as used herein shall mean only the owner or owners at the time in question of the fee title or a Tenant's interest in a ground lease of the Premises and, in the event of any transfer of such title or interest, Landlord herein named (and in the case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed; provided, that any funds in the hands of Landlord or the then grantor at the time of such transfer in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns only during their respective periods of ownership.

      In consideration of the benefits accruing hereunder, Tenant agrees that, in the event of any actual or alleged failure, breach or default of this Lease by Landlord, if Landlord is a partnership: (a) The sole and exclusive remedy shall be against the partnership and its partnership assets; (b) No partner of Landlord shall be used or named as party in any suit or action (except as may be necessary to secure jurisdiction of the partnership); (c) No service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership); (d) No partner of Landlord shall be required to answer or, otherwise plead to any service or process; (e) No judgment may be taken against any partner of Landlord; (f) Any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing; (g) No writ of execution will ever be levied against the assets of any partner of Landlord; and (h) These covenants and agreements are enforceable both by Landlord and also by any partner of Landlord. Tenant agrees that each of the foregoing provisions shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

            18.2 ESTOPPEL CERTIFICATE.

            (a) Tenant shall at any time upon not less than five (5) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing: (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any; and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

            (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant: (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) that there are no uncured defaults in Landlord's performance; (iii) that not more than one (1) month's Rent has been paid in advance; and (iv) that Landlord is irrevocably constituted as Tenant's attorney-in-fact to issue such statement.

            (c) If Landlord desires to sell or to finance or refinance the Premises or any part thereof, Tenant hereby agrees to deliver to any buyer or lender designated by Landlord such financial statements of Tenant as may be reasonably required by such buyer or lender. Such statements shall include the past three
                  (3) years financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

      18.3 SUBORDINATION. This Lease is subject and subordinate to all ground or underlying leases, mortgages and deeds of trust which now affect the real property of which Premises forms a part or affect the ground or underlying leases and to all renewals, modifications, consolidations, replacements and extensions thereof. It is further agreed that this Lease may, at the option of Landlord, be made subordinate to any ground or underlying leases, mortgages, or deeds of trust which may hereafter affect the real property of which Premises forms a part or affect the ground or underlying leases, and that Tenant or Tenant's successors-in-interest will execute and deliver upon the demand of Landlord any and all instruments desired by Landlord subordinating in the manner requested by Landlord this Lease to such lease, mortgage or deed of trust. Landlord is hereby irrevocably appointed and authorized as agent and attorney-infact of Tenant to execute and deliver all such subordination instruments in the event Tenant fails to execute and deliver said instruments within five (5) days after written request therefor.

      18.4 NOTICE TO MORTGAGEE. Tenant agrees to give any Mortgagees and/or Trust Deed Holders, by Certified - Return Receipt Requested Mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise),of the address of such Mortgagees and/or Trust Deed Holders. Tenant further agrees that if Landlord shall have failed to cure such default within the timeprovided for in this Lease, then the Mortgagees and/or Trust Deed Holders shall have an additional thirty (30) days in which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary, if within such thirty (30) days any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necesary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

      18.5 SEVERABILITY AND CAPTIONS. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof. Section and paragraph captions are for reference purposes only and are not a part of the terms of this Lease.

      18.6 TIME OF ESSENCE. Time of performance of each and. every condition and agreement made herein is of the essence.

      18.7 NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be served personally or by Certified - Return Receipt Requested Mail, addressed to Landlord and Tenant respectively at the addresses set forth on Exhibit A.

      18.8 TERMINATION, NO WAIVER, NO ORAL CHANGE. In the event this Lease terminates for any reason (including but not limited to termination by Landlord) prior to its natural expiration date, such termination will effect the termination of any and all agreements for the extension of this Lease (whether expressed in an option, exercised or not, or collateral document or otherwise); any right herein contained on the part of Landlord to terminate this Lease shall continue during any extension hereof; any option on the part of Tenant herein contained for an extension hereof shall not be deemed to give Tenant any option for a further extension beyond the first extended term. Interruption or curtailment of any services shall not constitute a constructive or partial eviction or entitle Tenant to any abatement of Rent or any compensation (including but not limited to compensation for annoyance, inconvenience or injury to business). No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of said Premises prior to the termination of this Lease. The delivery of keys to an employee of Landlord or of Landlord's agents shall not operate as a termination of this Lease or a surrender of Premises. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any term, covenant, condition, provision or agreement of this Lease or any of the Rules and Regulations attached to this Lease or hereafter adopted against Tenant.or any other tenant in the Project shall not be deemed a waiver of any such Rules and Regulations. No provision of this Lease shall be deemed, to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt. by Landlord f, a lesser amount than the Monthly Rent herein stipulated shall be deemed to be other than on account,of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease provided. This Lease contains the entire agreement between the parties and recites the entire consideration given and accepted by the parties. Any agreement hereafter made shall be ineffective to change, modify, waive or discharge it in whole or in part unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, waiver or discharge is sought.

      18.9 RECORDING. Tenant shall not record this Lease without Landlord's prior written consent and such recordation shall, at the option of Landlord, constitute a non-curable default of Tenant hereunder. Either party shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes which shall contain only the names of Landlord and Tenant, address of Premises, legal description of Project, and term of lease, including options.

      18.10 CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

      18.11 COVENANTS AND CONDITIONS. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

      18.12 BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provisions of
Section 18.1, "Landlord's Liability", this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the state in which the Premises are located. Venue shall be in the county in which the Premises are located.

      18.13 ATTORNEY'S FEES. If either party brings an action to enforce the terms hereof.or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to its reasonable attorney's fees to be paid by the losing party as fixed by the court.

      18.14 LANDLORD'S ACCESS. Landlord and Landlord's agents shall have the right to enter the Premises with reasonable notice (except in case of emergency, where no notice is required) at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers or lenders, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Landlord may deem necessary or desirable. Landlord may at any time place on or about the Premises any ordinary "For Sale" signs and Landlord may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of Rent or liability to Tenant.

      18.15 SIGNS AND AUCTIONS. Landlord makes no representation or warranty, either expressed or implied, concerning any sign ordinances, rules or regulations relating to the Premises or Tenant's signage. . Tenant is responsible to inform itself of all governmental laws, ordinances, rules and regulations applying to the Premises or Tenant's signage. Tenant shall, at its own cost and expense, obtain all necessary sign permits from all governmental bodies having jurisdiction over Tenant's signage. Tenant shall not install any. signs in or about the Premises without first obtaining all necessary sign permits.

      Tenant shall not place any sign, loudspeakers, banners or flags upon the Premises therein without Landlord's prior written consent. Exhibit D ("Sign Criteria") contains all of the requirements and specifications for, any signs that are permitted in or about the Premises and the requirements for the removal of all signs at the end of the Lease term. Exhibit D refers only to Landlord's Sign Criteria, which may be more or less restrictive than the governmental laws, ordinances, rules and regulations applying to the Premises or Tenant's signage.

      Tenant shall not conduct its business outside of the Premises (i.e., on sidewalks or driveways.) Tenant shall not conduct any auctions from the Premises.

      18.16 MERGER. The voluntary or other surrender of this LEASE BY Tenant or a mutual cancellation thereof shall not work a merger and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

      18.17 CORPORATE AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease. on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

      18.18 RENTABLE AREA. The approximate Rentable Area of the Premises is set forth on Exhibit A and the approximate Rentable Area of the Project is set forth on Exhibit A. All disputes concerning the Rentable Area of the Premises or the Rentable Area of the Project shall be conclusively settled by Landlord's architect through the application of the BOMA "Standard Method for Measuring Floor Area in Office Buildings", as REVISED AND adopted June 7, 1996 (ANSI/BOMA
265.1 - 1996).

      18.19 CONSENT. Any consent by Landlord to any assignment or subletting or other operation by a concessionaire or licensee shall not constitute a waiver of the necessity for such consent under any subsequent assignment or subletting or operation by a concessionaire or licensee.

      18.20 LEGAL PROCEEDINGS. The respective parties hereto shall and they hereby do waive trial by jury in any action or proceeding brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of Premises or any claim of injury or damage, or the enforcement of any remedy under any statute under any statute, emergency or otherwise. In the event Landlord commences any proceedings for nonpayment of Rent or other sums due hereunder, Tenant shall not, and Tenant hereby waives any right to, interpose any counterclaim of whatever nature or description in any such proceedings. Such waiver shall not, however, be construed as a waiver of Tenant's rights to assert such claims in any separate action or actions brought by Tenant.

      18.21 INABILITY TO PERFORM. This Lease and the obligation of Tenant to pay Rent hereunder and to keep; observe and perform all of the other terms, covenants conditions, provisions and agreements. of this Lease on the part of Tenant to be kept, observed or performed shall in no way be affected, impaired or excused because Landlord. is unable to fulfill any of its'. obligations under this Lease or to supply, or is delayed or curtailed in supplying, any service' expressly or implied to be supplied or is unable to make, or is delayed or curtailed in making, any repairs, alterations, decorations, additions or improvements, or is unable to supply, or is delayed or curtailed in supplying, any equipment or fixtures, if Landlord is prevented, delayed or curtailed from so doing by reason of any cause beyond Landlord's reasonable control including, but not limited to; acts of God, strike or, labor troubles, fuel or energy shortages, governmental preemption or curtailment in connection with a national emergency or in connection with any rule, order, guideline or regulation of any department or governmental agency or by reason of the conditions of supply and demand which have been or are affected by a war or other emergency. Any such prevention, delay or curtailment shall be deemed excused and Landlord shall not be subject to any liability resulting therefrom.

      18.22 COUNTERPARTS. This Lease maybe executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute and be construed as one and the same instrument.

      18.23 COMMISSIONS. The parties warrant that they have not entered into any agreement that would subject the other to payment of any real estate commissions or finder's fees and do hereby agree to hold the other harmless (including reasonable attorneys' fees) from claims for commissions or fees due or allegedly due any maker by reason of such agreement.

      18.24 INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to and such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

ARTICLE 19: LANDLORD RELIANCE ON TENANT RELATED ,INFORMATION:

      19. LANDLORD RELIANCE ON TENANT RELATED INFORMATION. To induce Landlord to lease the Premises to Tenant, Tenant has furnished to Landlord certain information concerning Tenant, including, without limitation, financial statements, resumes, and other business materials (the "Tenant Related Information"). Tenant hereby: certifies to Landlord that as of the date of the Lease, all of the Tenant Related Information is true, accurate and complete in all material respects. Tenant acknowledges that without the Tenant Related Information, Landlord would not have entered into this Lease with Tenant. If at any time subsequent to the execution of this Lease, Landlord discovers that any of the Tenant Related Informationmas false or incomplete in any material respect as of the date of the Lease, then Landlord shall have 60 days from the date of such discovery to notify Tenant in writing of such discovery and to declare the Tenant to have committed a non-curable default under the Lease. In such event, Landlord may pursue the Remedies provided for in Article 14: Defaults.

ARTICLE20: NON-DISCLOSURE

      20. NON-DISCLOSURE. Landlord has informed Tenant that Landlord would not enter into this Lease with Tenant unless Tenant agrees to the terms and provisions of this non-disclosure section of the Lease. As. a material inducement to Landlord to enter into this Lease, Tenant has agreed that Tenant and its employees (past, present or future) will not disclose any of the terms or conditions of this Lease, including without limitation the Lease addenda and Lease exhibits, or any of the negotiations leading up to the consummation of the Lease. Any disclosures made in violation of this section of the Lease shall be a ndn-curable material default under this Lease. Within ninety (90) days of the date that Landlord learns of such default, Landlord may terminate this Lease by written notice delivered to Tenant; and in such event, Landlord shall have no further obligation to Tenant of any kind whatsoever. The provisions of this section may not be waived or modified by Landlord except by written instrument signed by Landlord and delivered to Tenant.

      THIS AREA INTENTIONALLY LEFT BLANK.

            Landlord and Tenant hereto have executed this Lease on the dates specified immediately adjacent to their respective signatures on Exhibit A.

                            BUTTERFIELD CENTER LEASE

                                    EXHIBIT A

Premises Address:                                       Rentable Area (approximate) of Premises:       1.800 square feet
                                                                                                      ------
Street: 4565 S. Palo Verde                              Rentable Area (approximate) of Project:       78.252 square feet
                                                                                                      ------
Suite:  213
        Tucson, Arizona 85714                           Tenant's Proportionate Share of
                                                        Operating Costs, Utility Costs, Taxes:          2.30%
                                                                                                      ------

Trade Name: Dynamic Management Resolutions LLC

Use         office/warehouse for consulting
Base Term:
            Period 36 Months                            Adjustment Month August in each year.

            Commencement Date 7/9/01

            Ending Date      7/31/04

Base Rent:
            Monthly Base Rent             $    918.00   /Per Month
                                          -----------
            Monthly Expenses              $    432.00   /Per Month for Operating Costs, Utility Costs, Taxes (adjusted
                                          -----------   annually, based on actual)
            Rental Tax                    $        00   /Tax is current estimate only which may change;
                                          -----------   Tenant obligation to pay tax is specified in Lease
            TOTAL:                        $  1,350.00   /Per Month Estimated only which may change; .
                                          -----------   Tenant's obligation specified in Lease.
Total Base Rent                           $ 33.048.00   /for the Base Term - prior to adjustments
                                          -----------
Security Deposit                          $  1,350.00
                                          -----------

This Exhibit was prepared on  June 27, 2001             This date shall be referred to for all purposes as the date of the Lease

TENANT Date Signed      6/29/01                            LANDLORD Date Signed 7/03/01
                   ----------------------------------                           -------------------------

Dynamic Management Resolutions, LLC                           Butterfield Center Limited Partnership
-----------------------------------------------------      ----------------------------------------------


By: /S/ Wade Poteet                                           Butterfield Center Limited Partnership
    -------------------------------------------------      ----------------------------------------------
        Wade Poteet


Its: Vice President                                           By Its Agent: /S/ [Signature Illegible}
     ------------------------------------------------      ----------------------------------------------
                                                                                  President

Notice & Billing Address 4565 S. Palo Verde Suite 213      Notice Address Anthem Equity, Inc.
                         ----------------------------                     -------------------
                         Tucson. AZ 85714                  1600 N. Kolb RdSuite 118, Tucson, AZ 85715
-----------------------------------------------------      ----------------------------------------------

Preparation of this Lease by Landlord or Landlord's agent and submission of the same to Tenant shall not be deemed to be an offer to Lease. This Lease shall become binding upon Landlord and Tenant only when fully executed by Landlord and Tenant.

LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES.

                            BUTTERFIELD CENTER LEASE

                                    GUARANTY

                                  (PAGE 1 OF 2)

      1. As a material inducement to Landlord to enter into the Lease described on the attached Exhibit A by and between BUTTERFIELD CENTER LIMITED PARTNERSHIP, ("Landlord") and DYNAMIC MANAGEMENT RESOLUTIONS LLC ("Tenant"), the undersigned hereby jointly and severally (if there be more than one) unconditionally and absolutely guarantee payment and performance, and not collection, of all obligations of Tenant to Landlord under the Lease.

      2.  The  undersigned  guarantor  or  guarantors  hereby  acknowledge  that
Landlord entered into the Lease in reliance upon the creditworthiness and character 'of the undersigned guarantor or guarantors. :The undersigned guarantor or guarantors also acknowledge that the Landlord has relied on any and all representations presented to it, whether written or oral, reflecting the creditworthiness and/or financial condition of the undersigned guarantor or guarantors, and by signing below, the undersigned guarantor or guarantors acknowledge that all representations to the Landlord are true and accurate.

      3. Liability of the undersigned shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against the Tenant or any other person or entity and a separate action may be brought against guarantor(s) whether or not an action is brought against Tenant or Tenant is joined in such action. Notice of Default or any extension of time to cure a default is hereby waived; provided, that any applicable notice and time to cure a default has been given to the Tenant as provided for in the Lease.

      4. The undersigned guarantor or guarantors covenant and agree that this guaranty shall remain in full force and effect from the date of execution until the lease termination date, during any and all renewals, modifications or extensions of the lease or of any schedule to the Lease, and during any period when Tenant holds over or occupies, or has a right to occupy, the demised premises.

      5. The undersigned guarantor or guarantors covenant, agree and consent that this guaranty shall remain in full force and effect after the occurrence of any of the following

            A. Any change or modification to the size of the demised premises.
            B. Any change or modification to the Tenant's permitted use of the demised premises.
            C. Any change or modification to the rent amount or method of payment.
            D. Any change or modification of any other term condition or covenant of the Lease to be performed by either Landlord or Tenant.

      For the purposes of this guaranty, modifications or other alterations of terms and/or conditions of the Lease shall be treated to the same extent as if they were in effect at the time of the execution of this guaranty, whether or not the undersigned guarantor or guarantors have notice of such modification or alteration (the undersigned guarantor or guarantors hereby waiving such notice) and whether or not the undersigned guarantor or guarantors consent or object thereto.

      6. This Guaranty may not be changed or terminated orally but only by an agreement in writing signed by the party against whom enforcement of such change or termination is sought.

THIS GUARANTY SHALL SERVE TO REPLACE AND NULLIFY ANY PREVIOUS GUARANTY TO THE LEASE.

Dated this 27 day of September, 2002.
           --

GUARANTOR:

CDEX, Inc.


By: /S/ Michael Mergenthaler Director, Business     BY:
    -------------------------------------------
    Michael Mergenthaler              Title                               Title

    1700 Rockull Pike Suite 400
    ROCKULL MD   20852
    ---------------------------                      ---------------------------
    Address                                          Address

           301 881-0080
           ------------

                            BUTTERFIELD CENTER LEASE
                                    GUARANTY

                                  (PAGE 2 OF 2)

Tenant: Dynamic Management Resolutions, LLC
        -----------------------------------
Premises 4565 S. Palo Verde Ste. 213, Tucson AZ
         --------------------------------------

STATE OF MARYLAND
OUNTY OF MONTGOMERY

On this 27 day of SEPT, 2002 before me personally appeared Michael Merbenthaler and  ___________________________  who acknowledged that he/she/they executed the foregoing  instrument as  his/her/their  own act and deed in the capacity stated

therein and for the purposes therein contained.

                                        /S/
                                   ---------------------------------
                                   Notary Public      Robin D. Smith

My Commission Expires: MY COMMISSION 'EXPIRES 5/22/2006

STATE OF ____________________________)
                                     )SS.
COUNTY OF ___________________________)

On this day of ______________, 20___ before me personally appeared who acknowledged that he/she/they executed the foregoing instrument as his/her/their own act and deed in the capacity stated therein and for the purposes therein contained,

                                  Notary Public

My Commission Expires:

                            BUTTERFIELD CENTER LEASE
                                    GUARANTY

                                  (PAGE 1 OF 2)

      1. As a material inducement to Landlord to enter into the Lease described on the attached Exhibit A by and between BUTTERFIELD CENTER LIMITED PARTNERSHIP, ("Landlord") and DYNAMIC MANAGEMENT RESOLUTIONS LLC_ ("Tenant"), the undersigned hereby jointly and severally (if there be more than one) unconditionally and absolutely guarantee payment and performance, and not collection, of all obligations of Tenant to Landlord under the Lease.

      2. The undersigned guarantor or guarantors hereby acknowledge that Landlord entered into the Lease in reliance upon the creditworthiness and character of the undersigned guarantor or guarantors. The undersigned guarantor or guarantors also acknowledge that the Landlord has relied on any and all representations presented to it, whether written or oral, reflecting the creditworthiness and/or financial condition of the undersigned guarantor or guarantors, and by signing below, the undersigned guarantor or guarantors acknowledge that all representations to the Landlord are true and accurate.

      3. Each of the undersigned guarantors who is not joined in this guaranty by a spouse represents and warrants that he or she is not a married person.

      4. Liability of the undersigned shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against the Tenant or any other person or entity and a separate action may be brought against guarantor(s) whether or not an action is brought against Tenant or Tenant is joined in such action. Notice of Default or any extension of time to cure a default is hereby waived; provided, that any applicable notice and time to cure a default has been given to the Tenant as provided for in the Lease.

      5. The undersigned guarantor or guarantors covenant and agree that this guaranty shall remain in full force and effect from the date of execution until the lease termination date set forth below, during any and all renewals, modifications or extensions of the lease or of any schedule to the Lease, and during any period when Tenant holds over or occupies, or has a right to occupy, the demised premises.

      6. The undersigned guarantor or guarantors covenant, agree and consent that this guaranty shall remain in full force and effect after the occurrence of any of the following

            A. Any change or modification to the size of the demised premises.
            B. Any change or modification to the Tenant's permitted use of the demised premises.
            C. Any change or modification to the rent amount or method of payment.
            D. Any change or modification of any other term condition or covenant of the Lease to be performed by either Landlord or Tenant.

      For the purposes of this guaranty, modifications or other alterations of terms and/or conditions of the Lease shall be treated to the same extent as if they were in effect at the time of the execution of this guaranty, whether or not the undersigned guarantor or guarantors have notice of such modification or alteration (the undersigned guarantor or guarantors hereby waiving such notice) and whether or not the undersigned guarantor or guarantors consent or object thereto.

      7. This Guaranty may not be changed or terminated orally but only by an agreement in writing signed by the party against whom enforcement of such change or termination is sought.

Dated this 29th day of June , 2001.

        /S/ Wade Poteet
-----------------------------------------
GUARANTOR SIGNATURE                                  GUARANTOR SIGNATURE

    WADE POTEET
-----------------------------------------
NAME (PLEASE Print)                                  Name (Please Print) .

  11200 E. Calle Aurora, Tuscon, AZ 85748
-----------------------------------------            ---------------------------
Home Address                                         Home Address

   (520) 885-7307
-----------------------------------------
Home Phone                                           Home Phone

GUARANTOR SIGNATURE                                  GUARANTOR SIGNATURE

NAME (PLEASE PRINT)                                  Name (Please Print)

                            BUTTERFIELD CENTER LEASE
                                    GUARANTY

                                  (PAGE 2 OF 2)

Tenant: Dynamic Management Resolutions, LLC
        ----------------------------------------

Premises 4565 S. Palo Verde, Ste. 213, Tucson AZ
        ----------------------------------------

STATE OF ARIZONA _________________________)
                                          )SS.
COUNTY OF PIMA ___________________________)

On this 29th day of JUNE , 2001 before me  personally  appeared  Wade Poteet and
who  acknowledged  that  he/she/they   executed  the  foregoing   instrument  as
his/her/their

own act and deed in the capacity stated therein and for the purposes therein contained.


                                                            /S/
                                                      --------------------
                                                      Notary Public

My Commission Expires: 4-21-03                        Notary Public Stamp

STATE OF

COUNTY OF

On this day of ______________, 20___ before me personally appeared who acknowledged that he/she/they executed the foregoing instrument as his/her/their own act and deed in the capacity stated therein and for the purposes therein contained,

                Butterfield Center Lease
                Exhibit B

                         Table of Contents of Exhibit B

Exhibit B contains several sections each of which is indexed below. It is intended that each section of Exhibit B remains a separate and distinct unit and the failure of any. section of Exhibit B shall not cause a failure of any other section of Exhibit B. The following constitutes an index of all of the sections which make up Exhibit B.

      B-1 THE PROJECT this section defines the Project and the location of the Premises.

            B-1(a) - Legal Description of Land Comprising the Project B-1(b) - Project Site Plan

      B 2   Stricken Text

                            Stricken Text

      B-3 This exhibit consists of the following sub-parts and contains a Space Plan for the Premises and the Improvement Standards for the Premises.

      B-3(a) Improvement Standards
      B-3(b) Space Plan

BUTTERFIELD CENTER LEASE
EXHIBIT B-1 PAGE 2

           B-1(A) -- LEGAL DESCRIPTION OF LAND COMPRISING THE PROJECT

PARCEL 1:

All of Lots 9 and 10 in BUTTERFIELD BUSINESS CENTER, Lots 1 through 22, Block "A" through "M" and Common Areas "A" and "B", a subdivision on record in the office of the Pima County, Arizona Recorder in Book 37 of Maps and Plats at Page 76 thereof, except that portion being more particularly described as follows, to wit:

BEGINNING at the Northern most corner of said Lot 10, said corner being the TRUE POINT OF BEGINNING, said point also being on a 250.00 foot radius curve from which the radius bears South 14 degrees 29 minutes 16 seconds West;

THENCE Southeasterly around said 250.00 foot radius curve to the right through a central angle of 28 degrees 36 minutes 11 seconds an arc distance of 124.80 feet to a point of tangency;

THENCE South 46 degrees 54 minutes 33 seconds East, a distance of 151.89 feet;

THENCE South 43 degrees 05 minutes 27 seconds West, a distance of 72.11 feet;

THENCE South 89 degrees 28 minutes 18 seconds West, a distance of 119.41 feet;

THENCE North 45 degrees 31 minutes 42 seconds West, a distance of 12.02 feet;

THENCE South 89 degrees 28 minutes 18 seconds West, a distance of 40.00 feet;

THENCE North 0 degrees 31 minutes 42 seconds West, a distance of 208.96 feet to the TRUE POINT OF BEGINNING.

PARCEL 2:

All that portion of Lot 10 in BUTTERFIELD BUSINESS CENTER, Lots 1 through 22, Blocks "A" through "M" and Common Areas "A" and "B", a subdivision on record in the office of the Pima County, Arizona Recorder in Book 37 of Maps and Plats at Page 76 thereof, more particularly described as follows, to wit:

BEGINNING at the Northern most corner of said Lot 10, said corner being the TRUE POINT OF BEGINNING, said point also being on a 250.00 foot radius curve from which the radius bears South 14 degrees 29 minutes 16 seconds West;

THENCE Southeasterly around said 250.00 foot radius curve to the right through a central angle of 28 degrees 36 minutes I I seconds an arc distance of 124.80 feet to a point of tangency;

THENCE South 46 degrees 54 minutes 33 seconds East, a distance of 151.89 feet;

THENCE South 43 degrees 05 minutes 27 seconds West, a distance of 72.11 feet;

THENCE South 89 degrees 28 minutes 18 seconds West, a distance of 119.41 feet;

THENCE North 45 degrees 31 minutes 42 seconds West, a distance of 12.02 feet;

THENCE South 89 degrees 28 minutes 18 seconds West, a distance of 40.00 feet;

THENCE North 0 degrees 31 minutes 42 seconds West, a distance of 208.96 feet to the TRUE POINT OF BEGINNING.

BUTTERFIELD
Exhibit B-1 Page 3

CENTER LEASE

B-1(b) -- Project Site Plan

BUTTERFIELD BUSINESS CENTER

4555 - 4605 S. Palo Verde

0

w c w

0

TUCSON, AR[ZONA

1

co

[FLOOR MAP]     ~, o

Butterfield Center Lease
Exhibit B-3

Exhibit B- 3(a)               Improvement Standards

Subject to city and county building codes, the following items constitute Improvement Standards which shall be employed by Landlord or Tenant in the completion or modification of the Premises. The Tenant and Landlord agree that the Improvement Standards indicate a level of quality, and that Landlord or Tenant may substitute alternatives which produce a finished product which is reasonably equal to or superior to the Improvement Standards.

1.    DEMISING WALLS.

      Demising Walls are those walls which completely seal and separate the Premises from space occupied by other tenants or from corridors or hallways which are Common Areas. Demising Walls shall be constructed to the underside of the structure above from either concrete masonry units or 25 gauge aluminum metal studs faced on both sides with 1/2" drywall taped, textured and ready to paint. All Non-Masonry Demising Walls shall be filled with batt insulation.

2.    FLOOR.

      Floor shall be 4" thick smooth troweled concrete. Coverings must be approved by Landlord.

3.    STORE FRONT.

      Store Front per Landlord's design shall be bronze anodized aluminum with I/4" clear glass panels and one (1) single acting front door with single cylinder dead bolt lock and closer.

4.    REAR EXTERIOR METAL DOOR.

      Rear Exterior Metal Door shall be 1 3/4" x 3'-0" x 7'-0" hollow metal door; flush set in a hollow metal frame with three (3) hinges, with a single cylinder dead bolt lock and handle set.

5.    SUSPENDED CEILING.

      Suspended ceiling shall be Armstrong or equal exposed white T-Bar grid with 2' x 4' white fissured non-directional lay-in mineral acoustic tile.

6.    AIR CONDITIONING.

      Air conditioning/heating system will be provided by a heat pump and thermostat sized per design of the Landlord's engineer to serve open sales area. (No provisions for interspace partition distribution.) R30 insulation at the roof line or RI I insulation over the ceiling tiles will be included with a maximum ceiling height of 10'.

7     LIGHTING.

      Lighting shall be 2' x 4' recessed 4 tube `cool white' fluorescent fixtures at approximately one (1) light per one hundred (100) square feet of floor area. All lighting shall be single switched from a convenient location near the entry door.

8.    ELECTRICAL/TELEPHONE.

      110 volt duplex wall receptacles will be provided for each 20 feet of Demising Wall.

      Exterior junction box for Tenant sign shall be provided by Landlord. The junction box will be switched from the 100 amp electrical subpanel in the Premises (Buildings 4555 and 4605 (westside only).

      One recessed telephone ring and conduit stub above ceiling will be provided in the location as directed by Tenant.

9.    INTERIOR PARTITIONS.

      Interior Partitions are those walls which are located wholly within the Premises. Interior Partitions shall be constructed to the underside of the acoustic tile ceiling if existing and 6" above the ceiling if not already existing. The Interior Partitions shall be constructed from approximately 10' x 8' x 0" 25 gauge aluminum metal studs faced on both sides with 1/2" drywall taped, textured and ready to paint.

10.   INTERIOR DOORS, FRAMES AND HARDWARE.

      Interior doors and frames are those which are located wholly within the Prenuses. Interior doors shall be a 1 3/8" x 3'-0" x 6'-8" wood hollow core, flush doors set in wood pre-hung frames with three (3) hinges, and a standard, commercial grade passage set. All doors and frames shall be ready for paint.

11.   TOILET ROOM.

      One (1) floor mounted handicap water closet - tank type 1.6 gallon flush as manufactured by Briggs,or equal; one (1) wall mounted cold water lavatory with handicap faucet; one (1) ceiling exhaust fan; one (1) light bracket each with switch; two (2) handicap grab bars per code; and one (1) each - tri fold paper towel dispenser, 21" x 30" mirror, and toilet paper holder shall be provided. Partition and wood hollow core door complete with privacy hardware and wall bumper will be installed. Walls and ceilings shall be latex-semi gloss painted gypsum board or concrete masonry units. Floor shall be rolled sheet vinyl per all city and county codes.

Butterfield Center-- Lease
Exhibit B-3 Page 2

Exhibit B- 3(b)

Space Plan

Tenant shall take the Premises "as is" except that Landlord shall install new carpet in 3 rooms, as well as replace sheet vinyl in restroom.

(DFLOOR PLAN

SCALE I/$'=I'-O~

[FLOOR MAP]

Butterfield Center Lease

EXHIBIT C

                              RULES AND REGULATIONS

Tenant agrees to abide by all the requirements set forth herein.

1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Project without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice with notice to and at the expense of Tenant.

2. All approved signs or lettering on doors shall be affixed at the expense of Tenant by a person approved of by Landlord in accordance with Exhibit D, "Sign Criteria".

3. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises.

4. The sidewalks, road, passage, loading zones, exits and entrances shall not be obstructed by Tenant, Tenant's employees, agents, contractor or invitees and none of them shall loiter or congregate outside of the Premises. The Landlord shall in all cases retain the right to control and prevent access to the Project by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Project and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities.

5. Tenant shall not alter any lock or install any new or additional locks or any bolts on any door of the Premises without approval of Landlord.

6. The bathrooms, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein; the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees, agents, contractor or invitees, shall have caused it.

7. Tenant shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, woodwork or plaster unless approved by Landlord, or in any way deface the Premises or any part thereof.

8. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness of the Project.

9. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Project by reason of noise, odors and/or vibrations which would interfere in any way with other occupants.

10. Tenant shall not use or keep in the Premises or the Project any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied or approved by Landlord.

11. Landlord will direct electricians as to where and how telephone wires and cables are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

12. Each Tenant, upon the termination of its tenancy, shall deliver to the Landlord the keys of offices which shall have been furnished the Tenant and, in the event of loss of any keys so furnished, shall pay the Landlord therefor.

13. No Tenant shall lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by the Landlord. The expense of repairing any damage resulting from violation of this rule or removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors, employees, agents or invitees, the damage shall have been caused.

14. Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Premises and should observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave, so as to prevent waste or damage.

15. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Project.

16. The requirements of Tenant will be attended to only upon application at the Office of Landlord as so designated. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from the Landlord, and no employee will admit any person (Tenant or otherwise) to any office without specific instructions from the Landlord.

17. No vending machine or machines of any description shall be installed, maintained or operated upon the Project without the written consent of Landlord.

18. Tenant shall not disturb, solicit or canvass any occupant of the Project, and shall cooperate to prevent same.

19. Without the written consent of Landlord, Tenant shall not use the name of the Project in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

20. The word "Project" as used herein means the Project of which the Premises are a part.

21. Tenant shall provide chair pads for all desk chairs of the swivel base type that are used on carpeted areas.

22.   The driveways and loading zones must be kept free of parked automobiles.

23. The Landlord reserves the right at any time to rescind any one or more of these rules and regulations, or to make such other and further reasonable rules and regulations as in the Landlord's judgment may from time to time be necessary for the safety, care and cleanliness of the Project, and for the preservation of order therein.

24. Neither Tenant nor Tenant's employees, agents guests or invitees may smoke tobacco or other such products in or about the Premises or the Project, except in areas that may be designated by Landlord in writing for such purposes.

25. Except for guide dogs, neither Tenant nor its employees or agents shall bring dogs or cats in or about the Premises or the Project.

26. Tenant shall not discharge any waste, water or other material into the common areas of the Project, nor produce noise in or about the Premises, such that it effects the quiet enjoyment of other Tenants in the Project.

27.   All forklifts must have rubber tires.

28. Excessive dumping in refuse containers, including waste from Tenant Improvements or furniture, is not permitted, and Tenant must provide its own refuse container for such items. Should Tenant's business generate excessive waste, Landlord may require Tenant to contract for refuse services individually.

Butterfield Center Lease
Exhibit D

                                  Sign Criteria

                                   Lots 9 & 10

I.    INTRODUCTION

      The intent of this Sign Criteria is to establish and maintain guidelines consistent with the signage policies of the Landlord and Pima County. Further, the purpose is to assure a standard conformity for the design, size, and materials for signage for Tenant identification.

      Tenant shall, at its own expense, provide and maintain its own identification sign in accordance with specifications noted herein. Tenant is encouraged to work with the sign vendors approved by Landlord:
      Alternatives Signs or Fluoresco Lighting-Sign Maintenance Corp.

II.   GENERAL REQUIREMENTS

      A. Landlord's written approval of Design Drawings and Working Shop Drawings is required prior to the preparation and installation of Tenant signage. All signage submittals must state the name of sign company, and include letter style, sizes and color.

      B. Sign permits must be obtained by Tenant prior to installation of signage when required by County sign codes. This is Tenant's responsibility and not the responsibility of Landlord. Electrical signs must comply with local and building codes.

      C.    Signs  installed  without  written  approval of the  Landlord or the
            appropriate   permit   will  be  subject   to  removal   and  proper
            reinstallation at Tenant's expense.

      D. Tenant shall repair any damage caused during installation or removal of signage.

      E. No labels shall be permitted on the exposed surface of signs, except those required by local ordinance.

      F.    Flashing, moving or audible signs are not permitted.

      G. No portable signs or so-called "A" frame signs to be displayed on site.

      H. No secondary exterior signs are to be placed on building wall elevations, and no roof mounted signs of any kind shall be permitted.

      I.    No freestanding and/or pylon type exterior signs will be permitted.

      J. Tenant shall remove all signs at his own expense at the expiration of Lease term.

      K. The Landlord reserves the right in its absolute discretion to reject any sign that does not comply with the intent and spirit of the Sign Criteria. It will be Tenant's responsibility to correct or remove any non-conforming sign at Tenant's expense.

III.  TENANT IDENTIFICATION SIGN (4555, 4565, 4575, 4585, 4595, 4605 BUILDINGS)

      Tenant shall be permitted one (1) window identification sign that shall not exceed ten (10) square feet in total area.

      A.. TYPE: All signage will be computer cut adhesive vinyl placed on Tenant's window next to main entrance door. No press type or hot stamped letters purchased from a hardware store will be allowed. No hanging plexiglas in the window or on the wall will be allowed unless preapproved in writing by Landlord. No computer printed paper signs taped to the window or walls will be allowed.

      B.    STYLE: Letter style will be open to Tenant.

      C. COLOR. No neon or fluorescent colors unless preapproved in writing by Landlord.

      D. SIZE: Tenant's window signs will not exceed the boundaries of the ten (10 ) square foot area shown in example Detail "D-1". Any conditions not conforming to this example are subject to approval of Landlord or on-site Manager.

      E. INSTALLATION LOCATION/LANDLORD APPROVAL: Positioning of signs is strictly subject to Landlord approval.

      F. No sign of any sort shall be mounted on the building face except as outlined in these requirements.

IV.   TENANT  IDENTIFICATION  SIGN (WEST FACING SUITES,  4555 AND 4605 BUILDINGS
      ONLY)

      A. FORMAT: Internally illuminated pan-channel sheet metal letters with white plex faces and 3/4" white trim-cap. Letter depth S", illumination must be with neon, with no hot spots or neon skeletoning showing when letters illuminate.

      B. LOGOS: Shall be allowed, but shall not exceed 25% of sign area. Logo colors shall be allowed. Landlord must approve all logo colors, and colors can be denied if they are not in keeping with the architectural design of the project.

      C. LETTER STYLE: Shall be open to the Tenant's discretion. The Landlord does have the right to deny any letter style that he feels does not comply with the architectural design of the project.

      D. COLOR: The letter faces shall be white. The letter returns and raceway shall be painted to match the sign band color (Cabernet).

      E. LETTER HEIGHT: Shall not exceed 18". Only one line of copy allowed. Length of sign shall not exceed 75% of the leased building frontage.

      F. INSTALLATION: Raceways are required. No double back connection allowed. Maximum Height not to exceed Letter Height - 18". Maximum Depth - 8". Minimum Depth -6".